PIMCO MORTGAGE-BACKED SECURITIES FUND

PIMCO FUNDS

Dear Shareholder,	July 10, 2024

We are writing to inform you about a transaction that will affect your investment in PIMCO Mortgage-Backed Securities Fund.

You are receiving this Combined Information Statement/Prospectus because you own shares in PIMCO Mortgage-Backed Securities Fund (the “Acquired Fund”), a series of PIMCO Funds, a Massachusetts business trust (“PIMCO Funds”). We are pleased to inform you of the planned conversion of the Acquired Fund, which is a mutual fund, into an exchange-traded fund (“ETF”), which will continue to be managed by Pacific Investment Management Company LLC (“PIMCO” or the “Investment Adviser”).

Pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Plan”), the Acquired Fund will be converted into an ETF through the reorganization of the Acquired Fund into PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund (the “Acquiring Fund”), a newly created series of PIMCO ETF Trust, a Delaware statutory trust. Each of the Acquired Fund and Acquiring Fund are referred to as a “Fund” and, together, the “Funds.” The Funds have identical investment objectives and fundamental investment policies and are expected to be managed in a substantially similar manner. We refer to this transaction as the “Conversion.”

The Conversion, which is expected to be consummated on or about September 20, 2024, is described in more detail in the attached Combined Information Statement/Prospectus. You should review the Combined Information Statement/Prospectus carefully and retain it for future reference. The Conversion does not require your approval, and you are not being asked to vote.

We believe the Conversion will result in multiple benefits for shareholders. The Board of Trustees of PIMCO Funds, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Acquired Fund, the members of which also serve as Trustees of the Acquiring Fund, has approved the Conversion based on its determination that it is in the best interest of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Conversion.

The Conversion will provide multiple benefits for shareholders, including an anticipated lower expense ratio and intraday trading flexibility.

The Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code. In connection with the Conversion, your shares of the mutual fund will be exchanged for shares of equal value of the new ETF. Following the Conversion, the Acquired Fund will be liquidated.

In order to receive shares of the Acquiring Fund as part of the Conversion, you must hold your Acquired Fund shares in a brokerage account that can accept shares of an ETF. No action is required on your part if you hold your mutual fund shares in a brokerage account that can hold shares of an ETF.

If Acquired Fund shareholders do not hold their shares of the Acquired Fund through a brokerage account that can accept shares of an ETF, they will not receive shares of the Acquiring Fund as part of the Conversion and are expected to either receive the aggregate net asset value (“NAV”) of their Acquired Fund shares or be exchanged into another investment option. For Acquired Fund shareholders that do not currently hold their shares of the Acquired Fund through a brokerage account that can hold ETF shares, please see the enclosed Combined Information Statement/Prospectus for additional actions that such Acquired Fund shareholders may take to receive shares of the Acquiring Fund as part of the Conversion.

If you do not wish to participate in the Conversion, you can exchange your Acquired Fund shares for shares of another eligible PIMCO mutual fund or redeem your Acquired Fund shares as disclosed in the

Acquired Fund’s prospectus. Keep in mind that any such action may have tax consequences and you should consult your tax advisor.

Sincerely,

/s/ Joshua D. Ratner

President

PIMCO Funds

QUESTIONS AND ANSWERS

Shareholders should read the entire accompanying Combined Information Statement/Prospectus carefully. The following questions and answers will help explain the Conversion (as defined below), including the reasons for the Conversion. A more detailed discussion of the Conversion follows this section.

Q: What is happening to PIMCO Mortgage-Backed Securities Fund? Why am I receiving this document?

A: The attached Combined Information Statement/Prospectus provides you with information about the conversion of PIMCO Mortgage-Backed Securities Fund (the “Acquired Fund”), a series of PIMCO Funds (“PIMCO Funds”), which is currently operated as a mutual fund, into PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund (the “Acquiring Fund”), a newly created series of PIMCO ETF Trust (the “Trust”) (this transaction is referred to herein as the “Conversion”). The Acquiring Fund is an exchange-traded fund (“ETF”). Each of the Acquired Fund and Acquiring Fund are referred to as a “Fund” and, together, the “Funds.” The Funds have identical investment objectives and fundamental investment policies and is expected to be managed in a substantially similar manner. As an ETF, the Acquiring Fund’s shares will be listed and traded on The Nasdaq Stock Market (“Nasdaq” or the “Exchange”) following the Conversion. The Conversion will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (the “Plan”), a form of which is attached as Exhibit A to this Combined Information Statement/Prospectus.

The Plan provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares with the Acquired Fund through a direct retirement account or through a defined contribution plan, for direct accounts with UMB Bank, n.a. listed as the custodian, the exchange of Acquired Fund Shares for shares the equivalent share class of PIMCO Government Money Market Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders. I-3 Shares of the Acquired Fund may not be held through a direct retirement account or through a defined contribution plan. For indirect retirement accounts or defined contribution plans held through an intermediary (i.e., accounts not directly registered in the name of the shareholder or defined contribution plan at the Acquired Fund’s transfer agent), the handling of the Acquired Fund shares is dependent on the terms of the applicable defined contribution plan agreement (or other applicable agreement). Below is additional information regarding Acquiring Fund shareholders.

The IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED FUND SHARES – QUESTIONS AND ANSWERS, beginning on page 10, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding Acquired Fund Shares to holding shares of the Acquiring Fund.

Q: What are the differences between an ETF and a mutual fund?

A: ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large-specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange (through a broker) at market prices.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

Q: Has the Board of Trustees approved the Conversion?

A: Yes, the Board of Trustees of PIMCO Funds (the “Acquired Fund Board” or “Board”) approved the Conversion. The Acquired Fund Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Acquired Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that participation in the Conversion is in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the Conversion.

Q. What information did the Acquired Fund Board consider when evaluating the Conversion?

A. The Acquired Fund Board considered the Conversion proposed by Pacific Investment Management Company LLC (“PIMCO” or the “Investment Adviser”) and approved the Plan with respect to the Acquired Fund. In considering the Plan, the Acquired Fund Board requested and received detailed information from the officers of PIMCO Funds, and representatives of PIMCO, regarding the Conversion, including: (1) the reasons for and expected shareholder benefits of the Conversion; (2) the investment objectives, investment strategies, and fundamental investment policies of the Acquired Fund and the Acquiring Fund; (3) a comparison of the fees and expenses of the Funds; (4) the proposed plan for ongoing management, distribution, and operation of the Acquiring Fund; (5) the management and business of PIMCO and its affiliates; (6) the impacts of the Conversion on the Acquired Fund and shareholders of the Acquired Fund, including shareholders that will not participate in the Conversion; and (7) the specific terms of the Plan.

Q: Why is the Conversion occurring?

A: The Trustees of PIMCO Funds (who are also the Trustees of PIMCO ETF Trust) concluded that the Conversion is in the best interests of the Acquired Fund because it is expected to provide certain potential benefits including lower expenses and intraday trading flexibility.

Q: How will the Conversion affect me as a shareholder?

A: When the Conversion is completed, you will cease to be a shareholder of the Acquired Fund.

In order to receive shares of the Acquiring Fund as part of the Conversion, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the closing date of the Conversion.

Non-Accommodating Brokerage Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion Date (or such earlier date as may be required by your financial intermediary), you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which may be a taxable event.

Defined Contribution Plans. If you hold your shares of the Acquired Fund through a defined contribution plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, for direct accounts with UMB Bank, n.a. listed as the custodian, it is expected your assets will be exchanged into shares of the equivalent share class of PIMCO Government Money Market Fund on the Conversion Date based on the terms of the UMB custodial agreement. For indirect accounts held through an intermediary (i.e., accounts not directly registered in the name of the defined contribution plan at the Acquired Fund’s transfer agent), the handling of the Acquired Fund shares is dependent on the terms of the applicable defined contribution plan agreement (or other applicable agreement).

Direct Accounts. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent (i.e., not plan level or an omnibus position), SS&C Global Investor & Distribution Solutions, Inc. (“Direct Account”), you can transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to September 18, 2024 (or such earlier date as may be recommended by your intermediary).

Direct Retirement Accounts. If your assets are not moved to a brokerage account in advance of the Conversion Date it is expected that your holdings of the Acquired Fund, for direct accounts with UMB Bank, n.a. listed as the custodian, will be exchanged into shares of the equivalent share class of PIMCO Government Money Market Fund based on the terms of the UMB custodial agreement.

Direct Non-Retirement Accounts. If your assets are not moved to a brokerage account in advance of the Conversion Date, your Acquired Fund shares are expected to be liquidated and you will receive cash equal in value to the NAV of your liquidated Acquired Fund Shares upon the Conversion Date, which may be a taxable event.

Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to all Acquired Fund shareholders in lieu of fractional shares of the Acquiring Fund, as applicable, which may be taxable. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to another fund, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 888.87.PIMCO or contact your financial professional or other financial intermediary.

If you do not currently hold your shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below, including the separate Q&A that follows, for additional actions that you may take to receive shares of the Acquiring Fund as part of the Conversion. No further action is required for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the Conversion, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund are expected to be listed for trading on the Nasdaq. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Conversion, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all trading in ETF shares, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, your purchase or sale will be subject to bid-ask spreads (i.e., the difference between the highest price a buyer is willing to pay to purchase ETF shares (“bid”) and the lowest price a seller is willing to accept for ETF shares (“ask”)).

Q: Am I being asked to vote on the Conversion?

A: No. Shareholders of the Acquired Fund are not required to approve the Conversion under Massachusetts law or the 1940 Act, or the organizational documents governing the Acquired Fund. We are not asking you for a proxy and you are requested not to send us a proxy.

Q: Will the Conversion affect the way my investments are managed?

A: PIMCO, the Investment Adviser to the Acquired Fund is also the Investment Adviser to the Acquiring Fund. The Acquiring Fund will have the same investment objective and fundamental investment policies and is expected to be managed in a substantially similar manner as the Acquired Fund. The same individuals currently responsible for the day-to-day investment of the assets of the Acquired Fund will also be responsible for the day-to-day portfolio investment of the assets of the Acquiring Fund. PIMCO does not expect to sell portfolio securities in connection with the Conversion except as necessary to raise cash to redeem non-converting shares (e.g., the shares of the Acquired Fund held in an account that cannot hold ETF shares and partial shares).

Q: Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Acquired Fund?

A: Yes. Following the Conversion, the Acquiring Fund is expected to have a lower expense ratio than the net expense ratio of each share class of the Acquired Fund as the Acquiring Fund is subject to a lower management fee and no distribution and/or service (12b-1) fee. In addition, the Acquiring Fund is expected to have a lower expense ratio after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between the Investment Adviser and the Acquired Fund. Under the expense limitation agreement, PIMCO may recoup these waivers and/or reimbursements in future periods, not exceeding three years, provided that applicable expenses, plus recoupment, do not exceed the expense limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the expense limit). PIMCO may not recoup from the Acquiring Fund any expenses previously waived and/or reimbursed for the Acquired Fund. The Acquiring Fund is also expected to have lower gross expenses, before giving effect to fee waivers and/or expense reimbursements, than any class of shares of the Acquired Fund.

More information on the effects of the potential expense reductions is available in the accompanying Combined Information Statement/Prospectus.

Q: Are there other benefits that I could experience as a shareholder of the Acquiring Fund?

A: Yes. In addition to lower expenses, as a shareholder of the Acquiring Fund, you could also benefit from the intraday trading flexibility and enhanced tax efficiency from investing in ETFs.

•

Intraday Trading Flexibility. As a shareholder of the Acquired Fund, you can only purchase or redeem your Acquired Fund Shares at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day (through a broker) on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

•

Potential for Enhanced Tax Efficiency. Shareholders of the Acquired Fund may also benefit from the potential for greater tax efficiency available from the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of a portion of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can result in the realization of capital gains by the mutual fund that impact all shareholders of the mutual fund that hold their shares in taxable accounts.

Q: Are there any differences in risks between the Acquired Fund and Acquiring Fund?

A: Yes. The Acquiring Fund is subject to certain risks unique to operating as an ETF. For example, you will be subject to the risk that your shares of the Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a larger premium or discount to the Acquired Fund’s NAV and possibly result in trading halts and/or delisting. Following the Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

Although the Acquiring Fund is expected to be managed in a substantially similar manner to the Acquired Fund, there are certain differences. The Acquiring Fund may as a principal investment strategy sell (write) options (including, but not limited to, call and put options), buy options (including, but not limited to, call and put options), and invest in asset-linked notes (including, but not limited to, rate-linked and/or mortgage-linked notes). Such notes may have, imbedded within them, a call or put writing strategy and/or a call or put purchasing strategy. Accordingly, the Acquiring Fund is subject to Call and Put Strategy Risk, Asset-Linked Notes Risk, and Basis Risk as principal risks. Additionally, each Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Each Fund may also, invest up to an additional 5% of its total assets in mortgage-related high yield instruments (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. However, for the Acquiring Fund only, investments in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises are not subject to these 10% or 5% limits.

For additional discussion of these and other risk factors, please see the section entitled “Principal Risks.”

Q: Is there anything else that will be different once I am a shareholder of the Acquiring Fund?

A: Yes. As noted above, as a shareholder of the Acquired Fund, you can only purchase or redeem your Acquired Fund Shares at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund, subject to any applicable sales charges and fees. Acquiring Fund Shares, however, may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker and bid-ask spreads.

In addition, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund will not issue multiple classes of shares. Unlike shareholders of the Acquired Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

Q: Will shareholders have to pay any sales load, commission or other similar fee in connection with the Conversion?

A: No. Neither the Acquired Fund nor Acquiring Fund shareholders will pay any sales load, commission, or other similar fee in connection with the Conversion.

Q: When is the Conversion expected to occur?

A: The Conversion is expected to take effect as of the close of business on or about September 20, 2024 (the “Closing Date”). The Acquired Fund will publicly disclose material developments, including the date of the Conversion.

Q: Who will pay the costs in connection with the Conversion?

A: PIMCO will pay the costs incurred by the Funds associated with the Conversion (including the legal costs associated with the Conversion). However, brokerage fees and expenses related to the disposition and acquisition of Acquired Fund assets (including any disposition to raise cash to pay redemption proceeds) will be borne by the Acquired Fund and/or the Acquiring Fund, as applicable.

Q: Will the Conversion result in any federal tax liability to me?

A: The Conversion is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If the Conversion qualifies for tax-free treatment, Acquired Fund shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Fund Shares for Acquiring Fund Shares pursuant to the Conversion (except with respect to cash received in liquidation of your Acquired Fund Shares in lieu of receiving Acquiring Fund Shares). Capital gains from securities sales by the Acquired Fund prior to the Conversion may result in taxable distributions to shareholders either (i) by the Acquired Fund prior to the Conversion or (ii) by the Acquiring Fund after the Conversion.

You may experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund Shares is returned to you or if your shares of the Acquired Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Conversion. Different tax considerations apply to you if you hold your shares of the Acquired Fund through a qualified retirement account.

The information about tax consequences in this document relates to the federal income tax consequences of the Conversion only. Shareholders should consult their tax advisors about possible federal, state and local tax consequences of the Conversion.

Q: Can I purchase, redeem or exchange Acquired Fund Shares before the Conversion takes place?

A: Yes. You can purchase Acquired Fund Shares through September 18, 2024. You may exchange or redeem Acquired Fund Shares until September 20, 2024. That means your exchange or redemption order must be received by September 20, 2024. Any shares not redeemed before the date of the Conversion, which we expect will occur on September 20, 2024, will be exchanged for shares of the Acquiring Fund, unless they are not held in a brokerage account that can hold shares of the Acquiring Fund or are fractional shares, in which case such shares will be liquidated and you will receive cash equal in value to the NAV of your liquidated Acquired Fund Shares. If you do not hold your shares in such a brokerage account, your shares are expected to either be redeemed or be exchanged into another investment option in connection with the Conversion, which could be a taxable event for you.

Q: Whom do I contact for further information?

A: You can contact your financial intermediary for further information. You also may contact the Acquired Fund at 888.87.PIMCO. You can also find information online at www.pimco.com.

Important additional information about the Conversion is set forth in the accompanying Combined Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED FUND SHARES

QUESTIONS AND ANSWERS

(For Shareholders Holding Acquired Fund Shares in non-Brokerage Accounts)

The following is a brief Q&A that provides information to help you to determine if you should take action with respect to your account holding Acquired Fund Shares prior to the Conversion in order to receive shares of the Acquiring Fund.

Q: What types of accounts can receive shares of the Acquiring Fund as part of the Conversion?

A: If you hold your Acquired Fund Shares in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you generally are expected to be eligible to receive shares of the Acquiring Fund in the Conversion. In which case, no further action is required.

Q: What types of accounts cannot receive shares of the Acquiring Fund as part of the Conversion?

A: The following account types generally cannot hold shares of ETFs:

•	Non-Accommodating Brokerage Accounts. A brokerage account with a financial intermediary that only allows you to hold shares of mutual funds.

•	Defined Contribution Plans. A defined contribution plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform.

•	Directly Held Retirement and Non-Retirement Accounts. An account directly with the Acquired Fund at its transfer agent, SS&C Global Investor & Distribution Solutions, Inc. (“Direct Accounts”).

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 888.87.PIMCO or contact your financial intermediary.

Q: How do I transfer my Acquired Fund Shares from a Direct Account to a brokerage account that will accept Acquiring Fund Shares?

A: Transferring your Acquired Fund Shares from a Direct Account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please contact your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to establish such a relationship and open such an account.

We suggest you provide your broker with a copy of your recent account statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker may be able to help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Fund’s transfer agent directly, and the shares would be transferred into your brokerage account. The sooner you initiate this transfer, the better.

Q: How do I transfer my Acquired Fund Shares from a Non-Accommodating Brokerage Account to a brokerage account that will accept Acquiring Fund Shares?

A: The broker where you hold your Acquired Fund Shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to hold ETF shares. Contact your broker to make the necessary changes to your account.

Q: What will happen if I do not have a brokerage account that can accept Acquiring Fund Shares at the time of the Conversion?

A: In order to receive shares of the Acquiring Fund as part of the Conversion, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Conversion.

(a)

Non-Accommodating Brokerage Accounts and Direct Non-Retirement Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which may be a taxable event. Alternatively, if you hold your shares in a Non-Accommodating Brokerage Account or Direct Non-Retirement Account, you or your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Conversion. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

(b)

Defined Contribution Plans and Directly-Held Retirement Accounts. If you hold your shares of the Acquired Fund through a defined contribution plan, the handling of the Acquired Fund shares is dependent on the terms of the applicable defined contribution plan agreement (or other applicable agreement). For direct retirement accounts with UMB Bank, n.a. listed as the custodian, it is expected your assets will be exchanged into the equivalent share class of PIMCO Government Money Market Fund, in an amount equal to the value of the NAV of your Acquired Fund shares, on the Conversion Date based on the terms of the UMB custodial agreement.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

Q: What if I do not want to own shares of the Acquiring Fund?

A: If you do not want to receive shares of the Acquiring Fund in connection with the Conversion, you can exchange your Acquired Fund Shares for shares of another eligible PIMCO mutual fund or redeem your Acquired Fund Shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Acquired Fund Shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another eligible PIMCO mutual fund prior to the Conversion will be September 20, 2024. That means your exchange or redemption order must be received by September 20, 2024. The date may change if the Closing Date of the Conversion changes. Any changes to the Closing Date of the Conversion will be communicated to shareholders.

COMBINED INFORMATION STATEMENT/PROSPECTUS

Dated July 10, 2024

PIMCO MORTGAGE-BACKED SECURITIES FUND, a series of

PIMCO FUNDS

650 Newport Center Drive, Newport Beach, California 92660

(888) 877-4626

PIMCO MORTGAGE-BACKED SECURITIES ACTIVE EXCHANGE-TRADED FUND, a series of

PIMCO ETF TRUST

650 Newport Center Drive, Newport Beach, California 92660

(888) 400-4383

This Combined Information Statement/Prospectus is furnished to shareholders of PIMCO Mortgage-Backed Securities Fund (“Acquired Fund”), a series of PIMCO Funds (“PIMCO Funds”), a Massachusetts business trust, to inform them of a plan to reorganize the Acquired Fund into an exchange-traded fund (“ETF”), which will continue to be managed by Pacific Investment Management Company LLC (“PIMCO” or the “Investment Adviser”).

The Acquired Fund will be reorganized into PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), a newly created series of PIMCO ETF Trust, a Delaware statutory trust, and the Acquired Fund will subsequently be liquidated (this transaction is referred to as the “Conversion”).

The Board of Trustees of PIMCO Funds (who are also Trustees of PIMCO ETF Trust) (“Acquired Fund Board” or “Board”) approved the Conversion. The Acquired Fund Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Acquired Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that participation in the Conversion is in the best interests of the Acquired Fund, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Conversion.

The Conversion will be accomplished in accordance with an Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Plan provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares with the Acquired Fund through a direct retirement account or through a defined contribution plan, for direct accounts with UMB Bank, n.a. listed as the custodian, the exchange of Acquired Fund Shares for shares of the equivalent share class of PIMCO Government Money Market Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders. I-3 Shares of the Acquired Fund may not be held through a direct retirement account or through a defined contribution plan. A copy of the form of the Plan pertaining to the Conversion is included as Exhibit A to this Combined Information Statement/Prospectus.

The Conversion is intended to be structured as a tax-free reorganization for U.S. federal income tax purposes. If you remain a shareholder of the Acquired Fund on the Closing Date (as defined below) of the Conversion, you will receive shares of the Acquiring Fund and/or, in some cases, cash or shares of PIMCO

Government Money Market Fund that, in aggregate, have the same value as your Acquired Fund shares on that date. Shares of the Acquiring Fund, however, are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares of the Acquiring Fund. If the Conversion qualifies for tax-free treatment, you would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of your Acquired Fund shares for shares of the Acquiring Fund pursuant to the Conversion (except with respect to cash received in lieu of fractional shares). You may experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund shares is returned to you because you did not hold your Acquired Fund shares through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Conversion. In some cases, the liquidation of your investment and return of cash may be subject to tax. Different tax considerations apply to you if you hold your Acquired Fund shares through a qualified retirement account and exchange your Acquired Fund shares for shares of the equivalent share class of PIMCO Government Money Market Fund. Exchanges within a qualified retirement account will generally not result in the current recognition of a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a qualified retirement account are taxable as ordinary income. You should consult your tax advisors. For Acquired Fund shareholders that do not currently hold their shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the enclosed Combined Information Statement/Prospectus that follows for additional actions that such Acquired Fund shareholders may take to receive shares of the Acquiring Fund as part of the Conversion. No further action is required for Acquired Fund shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

THIS COMBINED INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Funds have identical investment objectives and fundamental investment policies and are expected to be managed in a substantially similar manner. The principal executive offices of PIMCO Funds and PIMCO ETF Trust are located at 650 Newport Center Drive, Newport Beach, California 92660.

Shares of the Acquiring Fund are expected to be listed for trading on The Nasdaq Stock Market (“Nasdaq” or the “Exchange”).

The Conversion is anticipated to occur as of the close of business on or about September 20, 2024 (the “Closing Date”). The Acquired Fund will publicly disclose any changes to the Closing Date.

Purchase orders must be received by the Acquired Fund by September 18, 2024, and exchange orders and redemption orders must be received by the Acquired Fund by September 20, 2024. These dates may change if the Closing Date of the Conversion changes.

Any Acquired Fund shares that converting shareholders hold after the final redemption date listed above will be exchanged for shares of the Acquiring Fund as a result of the Conversion (other than fractional shares, which will be liquidated for cash).

The Acquiring Fund’s shares are expected to begin trading on the Exchange on September 23, 2024.

This Combined Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. This Combined Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the Trust with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Combined Information Statement/Prospectus and the proposed Conversion (the “Statement of Additional Information”), dated July 10, 2024, is available upon request and without charge by contacting the Funds. This Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Combined Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Combined Information Statement/Prospectus.

•

Acquired Fund Prospectus and Statement of Additional Information dated July 31, 2023, as supplemented, which is on file with the SEC (File Nos. 033-12113 and 811-05028)(Accession No. 0001193125-23-197914);

•	Annual Report to shareholders of the Acquired Fund for the fiscal year ended March 31, 2024, which is on file with the SEC (File No. 811-05028) (AccessionNo. 0001193125-24-153287);
•	Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended September 30, 2023, which is on file with the SEC (File No. 811-05028) (AccessionNo. 0001193125-23-286423); and
•	the Acquiring Fund Prospectus and Statement of Additional Information dated June 4, 2024, which is on file with the SEC (File Nos. 333-155395 and 811-22250)(Accession No. 0001193125-24-154249).

The Acquiring Fund has not yet commenced operations as of the date of this Combined Information Statement/Prospectus. The Acquiring Fund has filed a Prospectus and Statement of Additional Information with the SEC as it will be offered after the Conversion. That filing will be effective prior to the Conversion.

The Acquired Fund can be reached by calling 888.87.PIMCO, or by writing to PIMCO Funds, c/o SS&C Global Investor & Distribution Solutions Inc., 430 W 7th Street STE, 219024, Kansas City, MO 64105-1407. The Acquired Fund’s prospectus, statement of additional information, and Annual Report and Semi-Annual Report are available at www.pimco.com.

You may request free copies of the Acquired Fund’s prospectus and statement of additional information (including any supplement thereto), by calling 888.87.PIMCO, or by writing to PIMCO Funds, PIMCO Funds, c/o SS&C Global Investor & Distribution Solutions Inc., 430 W 7th Street STE, 219024, Kansas City, MO 64105-1407.

You may request free copies of the Acquiring Fund’s prospectus and statement of additional information (including any supplement thereto), by calling 1.888.400.4ETF, or by writing to PIMCO ETF Trust, 650 Newport Center Drive, Newport Beach, California 92660.

Because the Acquiring Fund has not yet commenced operations, no shareholder reports are available. A copy of the Acquiring Fund’s prospectus accompanies this Combined Information Statement/Prospectus.

All available materials have been filed with the SEC.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This Combined Information Statement/Prospectus dated July 10, 2024, is expected to be mailed to shareholders of the Acquired Fund on or about July 24, 2024.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THE US COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Combined Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Combined Information Statement/Prospectus, including the Plan relating to the Conversion, a form of which is attached to this Combined Information Statement/Prospectus in Exhibit A, and the Acquiring Fund Prospectus, which accompanies this Combined Information Statement/Prospectus. For purposes of this Combined Information Statement/Prospectus, the terms “shareholder,” “you,” and “your” refer to shareholders of the Acquired Fund.

What is happening to the Acquired Fund?

The Acquired Fund, which is currently operated as an open-end mutual fund, will be converted into an ETF through the reorganization of the Acquired Fund into the newly created Acquiring Fund, an ETF. The Acquired Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies and are expected to be managed in a substantially similar manner. As an ETF, the Acquiring Fund’s shares will be traded on an exchange and are expected to be listed for trading on The Nasdaq Stock Market (“Nasdaq” or the “Exchange”). The reorganization of the Acquired Fund into the Acquiring Fund, along with the subsequent liquidation of the Acquired Fund, is referred to in this Combined Information Statement/Prospectus as the “Conversion.” The Conversion will be accomplished in accordance with the Agreement and Plan of Reorganization and Liquidation. For reference purposes, the names of the Acquired Fund and Acquiring Fund are listed in the chart below.

Acquired Fund	Acquiring Fund
PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund

How will the Conversion be implemented?

The Plan provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares with the Acquired Fund through a direct retirement account or through a defined contribution plan, for direct accounts with UMB Bank, n.a. listed as the custodian, the exchange of Acquired Fund Shares for shares of the equivalent share class of PIMCO Government Money Market Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders. For indirect retirement accounts and defined contribution plans held through an intermediary (i.e., accounts not directly registered in the name of the shareholder or defined contribution plan at the Acquired Fund’s transfer agent,) the handling of the Acquired Fund shares is dependent on the terms of the applicable defined contribution plan agreement (or other applicable agreement).

After shares of the Acquiring Fund are distributed to the Acquired Fund’s shareholders, the Acquired Fund will be completely liquidated and dissolved. As a result of the Conversion, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund except as set forth above for shareholders who do not hold their Acquired Fund shares in a brokerage account that can hold ETFs. This exchange will occur on the Closing Date of the Conversion. The Closing Date of the Conversion is expected to be as of the close of business on September 20, 2024. The Acquired Fund will publicly disclose any changes to the Closing Date.

Why is the Conversion happening and did the Board approve the Conversion?

After considering the recommendation of Pacific Investment Management Company LLC (the “Investment Adviser” or “PIMCO”), including the potential impact of the Conversion on the Acquired Fund’s shareholders, the Trustees of the Acquired Fund (who are also the Trustees of the Acquiring Fund) concluded that the Conversion is in the best interests of the Acquired Fund. The Acquired Fund’s Board determined that the Conversion would have potential benefits for shareholders of the Acquired Fund including lower expected costs, intraday trading and potential tax benefits.

With respect to potential tax benefits, the ETF structure of the Acquiring Fund may provide benefits with respect to capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance the mutual fund’s holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs for the same process. As a result, shareholders in an ETF generally realize most of their capital gains on their investment in the ETF when they sell their ETF shares.

In addition, the Acquiring Fund is expected to have a lower expense ratio than each share class of the Acquired Fund. The Acquired Fund Board recognizes that as shareholders of an ETF after the Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and selling Acquiring Fund Shares that the shareholders did not experience as Acquired Fund shareholders. However, the Acquired Fund Board believes that the benefits of the ETF structure outweigh these costs. Shareholders of the Acquiring Fund will also benefit from intraday trading flexibility.

The Funds have identical investment objectives and fundamental investment policies and are expected to be managed in a substantially similar manner. Each Fund will also have substantially similar risks although the Acquiring Fund will be subject to certain additional and ETF-specific risks. PIMCO will continue as the investment adviser of the Acquiring Fund after the Conversion and no change in portfolio managers will result from the Conversion. As shareholders of the Acquiring Fund after the Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that the shareholders do not experience as shareholders of the Acquired Fund. However, shareholders of the Acquiring Fund after the Conversion will not bear expenses specific to mutual funds, including sales charges and Rule 12b-1 distribution fees that are borne by certain shareholders of the Acquired Fund.

The Acquired Fund Board, including all of the Acquired Fund Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Trustees”), after careful consideration, have determined that the Conversion is in the best interests of the Acquired Fund, and will not dilute the interests of the existing shareholders of the Acquired Fund. The Acquired Fund Board made this determination based on various factors that are discussed in this Combined Information Statement/Prospectus, under the discussion of the Conversion in the section entitled “Reasons for the Conversion.”

Similarly, the Board of Trustees of PIMCO ETF Trust, including all of the Independent Trustees, has approved the Conversion with respect to the Acquiring Fund. The Board of Trustees of PIMCO ETF Trust has determined that the Conversion is in the best interest of the Acquiring Fund.

How will the Conversion affect me?

When the Conversion is consummated, you will cease to be a shareholder of the Acquired Fund. In order to receive shares of the Acquiring Fund as part of the Conversion, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Conversion.

Non-Accommodating Brokerage Accounts. If you hold your shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion Date (or such earlier date as may be required by your financial intermediary), you will not receive shares of the Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date, which may be a taxable event.

Defined Contribution Plans. If you hold your shares of the Acquired Fund through a defined contribution plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, for direct accounts with UMB Bank, n.a. listed as the custodian, it is expected your assets will be exchanged into the equivalent share class of PIMCO Government Money Market Fund on the Conversion Date based on the terms of the UMB custodial agreement. For indirect accounts held through an intermediary (i.e., accounts not directly registered in the name of the shareholder or defined contribution plan at the Acquired Fund’s transfer agent), the handling of the Acquired Fund shares is dependent on the terms of the applicable defined contribution plan agreement (or other applicable agreement).

Direct Accounts. If you hold your shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent (i.e., not plan level or an omnibus position), SS&C Global Investor & Distribution Solutions, Inc. (“Direct Account”), you can transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to September 18, 2024 (or such earlier date as may be recommended by your intermediary).

Direct Retirement Accounts. If your assets are not moved to a brokerage account in advance of the Conversion Date, it is expected that your holdings of the Acquired Fund in a direct account with UMB Bank, n.a. listed as the custodian will be exchanged into the equivalent share class of PIMCO Government Money Market Fund based on the terms of the UMB custodial agreement.

Direct Non-Retirement Accounts. If your assets are not moved to a brokerage account in advance of the Conversion Date, your Acquired Fund shares are expected to be liquidated and you will receive cash equal in value to the NAV of your liquidated Acquired Fund Shares upon the Conversion Date, which may be a taxable event.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to another fund, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 888.87.PIMCO or contact your financial professional or other financial intermediary.

If you do not currently hold your shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the separate Q&A for shareholders holding Acquired Fund shares in non-brokerage accounts above, for additional actions that you may take to receive shares of the Acquiring Fund as part of the Conversion. No further action is required for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the Conversion, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund are expected to be listed for trading on the Nasdaq. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Conversion, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

In addition, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund, as an ETF, will not issue multiple classes of shares. Unlike shareholders of the Acquired Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

Who will bear the costs associated with the Conversion?

PIMCO will pay for the costs incurred by the Funds associated with the Conversion (including the legal costs associated with the Conversion). However, brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) will be borne by the Acquired Fund and/or the Acquiring Fund, as applicable.

What are the federal income tax consequences of the Conversion?

As a condition to the closing of the Conversion, the Acquired Fund and the Acquiring Fund must receive an opinion of Dechert LLP (“Dechert”) to the effect that the Conversion will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Acquired Fund will recognize gain or loss as a direct result of the Conversion of the Acquired Fund (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund Shares that you receive will be the same as the holding period and aggregate tax basis of the Acquired Fund shares that you surrender in the Conversion. Capital gains from securities sales by the Acquired Fund prior to the Conversion may be distributed by the Acquiring Fund after the Conversion. Prior to the consummation of the Conversion, you may redeem your Acquired Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them.

You may experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund shares is returned to you or if your shares of the Acquired Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Conversion. Different tax considerations apply to you if you hold your shares of the Acquired Fund through a qualified retirement account.

You should consult your tax advisor regarding the effect, if any, of the Conversion, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Conversion, please see the section entitled “Information About the Plan - What are the federal income tax consequences of the Conversion?”

How do the Funds’ investment objectives, principal investment strategies, and investment policies compare?

The Acquired Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies. Each Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Both the Acquired Fund and the Acquiring Fund seek to achieve their investment objectives by investing under normal circumstances at least 80% of their assets in a diversified portfolio of mortgage-related fixed income instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Although the Acquiring Fund is expected to be managed in a substantially similar to the Acquired Fund, there are certain differences. The Acquiring Fund as a principal investment strategy may sell (write) options (including, but not limited to, call and put options), buy options (including, but not limited to, call and put options), and invest in asset-linked notes (including, but not limited to, rate-linked and/or mortgage-linked notes). Such notes may have, imbedded within them, a call or put writing strategy and/or a call or put purchasing strategy. Additionally, the Acquired Fund and Acquiring Fund each may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Each Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. However, for the Acquiring Fund only, investments in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises are not subject to these 10% or 5% limits.

What are the principal risks of an investment in the Funds?

The principal investment risks for each Fund are set forth in that Fund’s prospectus and described below in the section entitled “Comparison of Some Important Features of the Funds – Comparison of Investment Objectives and Policies.” Each Fund’s principal investment risks include interest rate risk, call risk, credit risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, leveraging risk, management risk, short exposure risk and LIBOR transition risk. The Acquiring Fund is subject to certain principal risks by virtue of its ability to use its call and put strategy as a principal investment strategy, and operating as an ETF, which do not apply to the Acquired Fund. The Acquiring Fund is subject to the additional following principal risks as compared to the Acquired Fund:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, that trading in Fund shares may be halted or become less liquid or that Fund shares trade at prices other than the Fund’s net asset value, and are subject to trading costs, which may be exacerbated if the creation/redemption process becomes less effective, particularly during times of market stress.

Call and Put Strategy Risk: the Fund may write calls and/or puts on instruments the Fund owns or otherwise has exposure to (covered calls or covered puts) or write calls and/or puts on instruments to which the Fund has no exposure (naked calls or naked puts) in return for a premium. The Fund may pursue such a strategy directly or within the structure of an asset-linked note (such as mortgage-linked notes that may count towards the Fund’s 80% policy). Under a call or put writing strategy (either directly or indirectly through an asset-linked note), the Fund typically would expect to receive cash (or a premium) for having written (sold) a call or put option, which enables a purchaser of the call to buy (or the purchaser of the put to sell) the asset on which the option is written at a certain price within a specified time frame.

Writing call options will limit the Fund’s opportunity to profit from an increase in the market value and other returns of the underlying asset to the exercise price (plus the premium received). The Fund’s maximum potential gain via a written covered call will generally be expected to be the premium received from writing a covered call option plus the difference between any lower price at which the Fund acquired exposure to the applicable underlying asset and any higher price at which a purchaser of the call option may exercise the call option. The Fund’s maximum potential gain via a written naked call or any put will generally be the premium received from writing the option. The Fund’s maximum potential loss on a written covered call is the purchase price paid for the underlying asset minus the premium received for writing the option. The Fund’s maximum potential loss on a written uncovered call is theoretically limitless as the value of the underlying asset rises. The Fund’s maximum potential loss on a written put is the entire strike price minus the premium received for writing the option as the value of the underlying asset could fall to zero. Therefore, written calls and puts can result in overall losses and detract from the Fund’s total returns even though the call or put options produce premiums and may initially produce income and cash flow to the Fund (and distributions by the Fund) for having written the call or put options.

Buying a call option or put option will generally involve the Fund paying a premium on the option, which may detract from returns and may not limit losses. The Fund may lose the initial amount invested in the call option or put option.

When the Fund purchases an asset-linked note with call or put writing exposure embedded within it from a counterparty, the Fund is expected to receive exposure to the premium of the call or put option within the note (such as in the form of a coupon from the note). Therefore, these notes can provide recurring cash flow and income to the Fund based on the premiums that would be received from writing call or put options and this can be an important source of the Fund’s return, distributions and/or income. In a rising market, a covered call option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call or put expires, the Fund would generally realize a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the market value loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position, which will detract from the Fund’s total returns even if the call or put options written by the Fund produced premiums and initially produced Fund distributions, returns, income and/or cash flow. When the Fund purchases an asset-linked note with call or put buying exposure, such exposure and any premiums paid for the call or put option exposure will generally detract from returns and may not limit losses.

Asset-Linked Notes Risk: asset-linked notes (including, but not limited to, interest rate-linked and/or mortgage-linked notes) are subject to the risk that investing in these instruments may be more costly to the Fund than if the Fund had invested in the asset(s) underlying the instrument directly. Asset-linked notes expose the Fund to the risks of the underlying asset(s). In addition, they are subject to certain structured products risks, such as issuer and counterparty risk. The Fund’s asset-linked note investments are subject to the risk that counterparties will fail to make payments when due or default completely. Prices of the Fund’s asset-linked note investments may be adversely affected if any of the issuers of the underlying asset(s) or counterparties to the asset-linked notes are subject to an actual or perceived deterioration in their credit quality. Should the prices of the asset underlying an asset-linked note move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an asset-linked note, and may realize losses, which could be significant and could include the Fund’s entire principal investment. There may be no established trading market for asset-linked notes, and they may constitute illiquid investments, which may make them difficult to sell and value. A lack of liquidity may also cause the value of an asset-linked note to decline. In addition, asset-linked notes may exhibit price behavior that does not correlate with the asset(s) underlying the instrument. Asset-linked notes may result in the Fund recognizing more taxable income in a given period than what would have been recognized from a direct investment in the underlying assets and/or increase Fund distributions at the expense of Fund returns and/or capital gains distributions.

Basis Risk: basis risk exists when the price of a derivative position diverges from the price of the underlying instruments, and/or there is a mismatch between an asset and the derivative’s reference asset, which may result in excess losses to the Fund. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

For further information about the risks of investments in the Funds, see “Principal Risks” below.

How will the Conversion affect the fees and expenses that I pay as a shareholder of a Fund?

Following the Conversion, the Acquiring Fund is expected to have a lower expense ratio than the net expense ratio of each share class of the Acquired Fund as the Acquiring Fund is subject to a lower management fee and no distribution and/or service (12b-1) fee. In addition, the Acquiring Fund is expected to have a lower expense ratio after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between the Investment Adviser and the Acquired Fund. Under the expense limitation agreement, PIMCO may recoup these waivers and/or reimbursements in future periods, not exceeding three years, provided that applicable expenses, plus recoupment, do not exceed the expense limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the expense limit). PIMCO may not recoup from the Acquiring Fund any expenses previously waived and/or reimbursed for the Acquired Fund. The Acquiring Fund is also expected to have lower gross expenses, before giving effect to fee waivers and/or expense reimbursements, than any class of shares of the Acquired Fund. A comparison of the fees and expenses of the Acquired Fund and Acquiring Fund is provided below under the heading, “Comparison of Fees.” In addition, the Acquiring Fund is expected to have lower gross expenses, before giving effect to fee waivers and/or expense reimbursements, than any class of shares of the Acquired Fund.

What are the distribution arrangements for the Funds?

PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter for the Acquired Fund shares. The Distributor will serve as the principal underwriter and distributor for the shares of the Acquiring Fund. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor will not distribute shares of the Acquiring Fund in amounts less than a Creation Unit (as defined below), and it does not maintain a secondary market in the shares of the Acquiring Fund. The Distributor has no role in determining the investment policies of a Fund or the securities that are purchased or sold by a Fund. The Distributor’s principal business address is 1633 Broadway, New York, NY 10019.

What are the Funds’ arrangements for purchases, exchanges, and redemptions?

The Acquired Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and selling or redeeming shares. You may refer to the Acquiring Fund prospectus accompanying this Combined Information Statement/Prospectus under the section entitled “Buying and Selling Shares” for the procedures applicable to purchases and sales of shares of the Acquiring Fund, which are also summarized below. As with all ETFs, only Authorized Participants may purchase or redeem the Acquiring Fund’s shares directly from the Acquiring Fund at NAV in creation units, which are large blocks of shares. Retail shareholders purchase and sell shares in the secondary market (through a broker) at a market price on an exchange. The Acquired Fund’s prospectus provides information under the section entitled “Purchases, Redemptions and Exchanges” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of the Acquired Fund, which are also summarized below.

Acquiring Fund

Shares of the Acquiring Fund will be listed for trading on a national securities exchange during the trading day. The Acquiring Fund’s primary listing exchange will be the Nasdaq. Shares will be able to be bought and sold in the secondary market through a broker-dealer at a market price throughout the trading day like shares of other publicly traded companies. The price of Acquiring Fund Shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). However, there can be no guarantee that an active trading market will develop or be maintained, or that the Acquiring Fund Shares listing will continue or remain unchanged. The Acquiring Fund does not impose any minimum investment for shares of the Acquiring Fund purchased on an exchange. Buying or selling the Acquiring Fund’s shares will involve certain costs that apply to all ETF share transactions. When buying or selling shares of the Acquiring Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission will frequently be a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread will vary over time for shares of the Acquiring Fund based on its trading volume and market liquidity, and will generally be less if the Acquiring Fund has more trading volume and market liquidity and generally will be more if the Acquiring Fund has less trading volume and market liquidity.

The Acquiring Fund does not provide for the exchange of shares.

Acquired Fund

An investor may purchase shares of the Acquired Fund through a broker dealer or other financial firm. The Acquired Fund offers multiple share classes, and each share class has different sales charges, expenses, and/or minimum investments. Certain classes may not be available through all financial intermediaries. Certain classes of shares of the Acquired Fund may also be purchased through the Acquired Fund’s transfer agent by filling out an account application and mailing it to: PIMCO Funds, P.O. Box 219024, Kansas City, MO 64121-9024. You can obtain an account application online at pimco.com or by calling 888.87.PIMCO. The Acquired Fund is open on those days when the New York Stock Exchange (the “NYSE”) is open, typically Monday through Friday. In order to receive the current day’s NAV, order instructions must be received in “good order” (has required information) prior to the close of regular trading on the NYSE. Instructions must include the name and signature of an authorized person designated on the Account Application (“Authorized Person”), account name, account number, name of Fund and share class and amount being wired.

Shareholders of the Acquired Fund may exchange their shares of the Acquired Fund for the same class of any other eligible fund of PIMCO Funds or an eligible fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable fund’s prospectus and any applicable sales charge, and other mutual fund if such share class is available. Class C shareholders may also exchange their shares for Class C-2 shares of any other fund of PIMCO Funds, subject to any restriction on exchanges set forth in the applicable fund’s prospectus.

Shares of one class of the Acquired Fund may be converted into (i.e., reclassified as) shares of a different class of the Acquired Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the Acquired Fund’s prospectus).

You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to the Acquired Fund and may charge you for this service.

With respect to accounts held directly with the transfer agent (i.e. not held at the plan level or as an omnibus position), you may also sell your shares through the Acquired Fund’s transfer agent as noted below.

What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?

If you purchase shares of the Acquired Fund through a broker-dealer or other financial intermediary, PIMCO and/or its affiliates and the PIMCO mutual funds make a variety of payments to broker-dealers and financial institutions that sell the shares of the PIMCO mutual funds, and/or financial intermediaries and other intermediaries that provide services to the PIMCO mutual funds. These payments may vary from one product to another.

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary, PIMCO and/or its affiliates may make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) based upon factors such as the amount of assets a financial firm’s clients have invested in the PIMCO funds and the quality of the financial firm’s relationship with PIMCO and/or its affiliates, all of which are intended to encourage the sale of Acquiring Fund Shares.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

Comparison of Investment Objectives and Policies

The investment objectives of the Funds and the Funds’ fundamental investment policies are identical. The Funds’ principal investment strategies are substantially similar.

	Acquired Fund	Acquiring Fund
Investment Objective	The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.	Same
Diversification Status	Diversified	Same
Principal Investment Strategies	The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed	The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or

“Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality; provided that, investments in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises are not subject to this limit. The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality; provided that, investments in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises are not subject to this limit. In the event that ratings services assign different ratings to swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

In pursuing the Fund’s investment objective, PIMCO expects to emphasize investment strategies with respect to security selection that are more strategic, or long-term in nature, with less emphasis on short-term, tactical trading strategies. In addition, PIMCO will utilize an approach to seek to identify securities that are undervalued. The Fund’s investment program with respect to security selection may involve a longer investment horizon designed to minimize trading volume and distinct investment strategies as compared with other PIMCO-advised funds with names, investment objectives, policies and/or portfolio management teams similar to the Fund. As a result, investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as or similar to those made by such other PIMCO-advised funds. In implementing certain trading strategies, such as the call and put writing strategy, the Fund may use more tactical trading.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts, or swap agreements, or in mortgage-or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may sell (write) options (including, but not limited to, call options and put options), buy options (including, but not limited to, call options and put options), and invest in asset-linked notes (including, but not limited to, rate-linked and/or mortgage-linked notes, which may count towards the Fund’s 80% policy). Such notes may have, imbedded within them, a call writing strategy, put writing strategy, call purchasing strategy and/or put purchasing strategy. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund generally is expected to consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

The principal risks associated with an investment in the Acquired Fund and Acquiring Fund are substantially similar, except that the Acquiring Fund is subject to certain risks unique to its call and put strategy and to operating as an ETF. The principal risks for the Acquired Fund and Acquiring Fund are identified below followed by a description of each risk, with the principal risks unique to the Acquiring Fund, as compared to the Acquired Fund, underlined. Each of the principal risks of the Acquiring Fund are set forth in the prospectus that accompanies this Combined Information Statement/Prospectus.

Market Trading Risk	Call and Put Strategy Risk
Interest Rate Risk	Asset Linked-Notes Risk
Call Risk	Basis Risk
Credit Risk	Equity Risk
Market Risk	Foreign (Non-U.S.) Investment Risk
Issuer Risk	Emerging Markets Risk
Liquidity Risk	Leveraging Risk
Mortgage-Related and Other Asset-Backed Securities Risk	Management Risk

Derivatives Risk	Short Exposure Risk
LIBOR Transition Risk

Market Trading Risk	the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, that trading in Fund shares may be halted or become less liquid or that Fund shares trade at prices other than the Fund’s net asset value, and are subject to trading costs, which may be exacerbated if the creation/redemption process becomes less effective, particularly during times of market stress
Interest Rate Risk	the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk	the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk	the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk	the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk	the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk	the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Mortgage-Related and Other Asset-Backed Securities Risk	the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Derivatives Risk	the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Call and Put Strategy Risk

the Fund may write calls and/or puts on instruments the Fund owns or otherwise has exposure to (covered calls or covered puts) or write calls and/or puts on instruments to which the Fund has no exposure (naked calls or naked puts) in return for a premium. The Fund may pursue such a strategy directly or within the structure of an asset-linked note (such as mortgage-linked notes that may count towards the Fund’s 80% policy). Under a call or put writing strategy (either directly or indirectly through an asset-linked note), the Fund typically would expect to receive cash (or a premium) for having written (sold) a call or put option, which enables a purchaser of the call to buy (or the purchaser of the put to sell) the asset on which the option is written at a certain price within a specified time frame. Writing call options will limit the Fund’s opportunity to profit from an increase in the market value and other returns of the underlying asset to the exercise price (plus the premium received). The Fund’s maximum potential gain via a written covered call will generally be expected to be the premium received from writing a covered call option plus the difference between any lower price at which the Fund acquired exposure to the applicable underlying asset and any higher price at which a purchaser of the call option may exercise the call option. The Fund’s maximum potential gain via a written naked call or any put will generally be the premium received from writing the option. The Fund’s maximum potential loss on a written covered call is the purchase price paid for the underlying asset minus the premium received for writing the option. The Fund’s maximum potential loss on a written uncovered call is theoretically limitless as the value of the underlying asset rises. The Fund’s maximum potential loss on a written put is the entire strike price minus the premium received for writing the option as the value of the underlying asset could fall to zero. Therefore, written calls and puts can result in overall losses and detract from the Fund’s total returns even though the call or put options produce premiums and may initially produce income and cash flow to the Fund (and distributions by the Fund) for having written the call or put options.

Buying a call option or put option will generally involve the Fund paying a premium on the option, which may detract from returns and may not limit losses. The Fund may lose the initial amount invested in the call option or put option.

When the Fund purchases an asset-linked note with call or put writing exposure embedded within it from a counterparty, the Fund is expected to receive exposure to the premium of the call or put option within the note (such as in the form of a coupon from the note). Therefore, these notes can provide recurring cash flow and income to the Fund based on the premiums that would be received from writing call or put options and this can be an important source of the Fund’s return, distributions and/or income. In a rising market, a covered call option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call or put expires, the Fund would generally realize a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the market value loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position, which will detract from the Fund’s total returns even if the call or put options written by the Fund produced premiums and initially produced Fund distributions, returns, income and/or cash flow. When the Fund purchases an asset-linked note with call or put buying exposure, such exposure and any premiums paid for the call or put option exposure will generally detract from returns and may not limit losses
Asset-Linked Notes Risk	asset-linked notes (including, but not limited to, interest rate-linked and/or mortgage-linked notes) are subject to the risk that investing in these instruments may be more costly to the Fund than if the Fund had invested in the asset(s) underlying the instrument directly. Asset-linked notes expose the Fund to the risks of the underlying asset(s) . In addition, they are subject to certain structured products risks, such as issuer and counterparty risk. The Fund’s asset-linked note investments are subject to the risk that counterparties will fail to make payments when due or default completely. Prices of the Fund’s asset-linked note investments may be adversely affected if any of the issuers of the underlying asset(s) or counterparties to the asset-linked notes are subject to an actual or perceived deterioration in their credit quality. Should the prices of the asset underlying an asset-linked note move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an asset-linked note, and may realize losses, which could be significant and could include the Fund’s entire principal investment. There may be no established trading market for asset-linked notes, and they may constitute illiquid investments, which may make them difficult to sell and value. A lack of liquidity may also cause the value of an asset-linked note to decline. In addition, asset-linked notes may exhibit price behavior that does not correlate with the asset(s) underlying the instrument. Asset-linked notes may result in the Fund recognizing more taxable income in a given period than what would have been recognized from a direct investment in the underlying assets and/or increase Fund distributions at the expense of Fund returns and/or capital gains distributions
Basis Risk	basis risk exists when the price of a derivative position diverges from the price of the underlying instruments, and/or there is a mismatch between an asset and the derivative’s reference asset, which may result in excess losses to the Fund. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity
Equity Risk	the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Foreign (Non-U.S.) Investment Risk	the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk	he risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk	the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk	the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk	the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
LIBOR Transition Risk	the risk related to the anticipated discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund

As with all investments, you may lose money by investing in the Funds.

Comparison of Fees

Fund shareholders pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of each class of shares of the Acquired Fund for the fiscal period ended March 31, 2024.

The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Conversion, based on pro forma net assets of the Acquired Fund as of March 31, 2024, as if the Conversion were in effect for the 12-month period. The fee tables do not reflect the costs associated with the Conversion. There is no separate pro forma combined column because the Acquiring Fund pro forma table shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional Acquiring Fund Shares. Actual expenses may vary significantly.

PIMCO has contractually agreed through July 31, 2025 to waive a portion of the Acquired Fund’s supervisory and administrative fees, or reimburse the Acquired Fund, to the extent that the Acquired Fund’s organizational expenses (if any), pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Acquired Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. PIMCO may not recoup from the Acquiring Fund any expenses previously waived and/or reimbursed for the Acquired Fund.

PIMCO has contractually agreed, through October 31, 2025, to waive its management fee, or reimburse the Acquiring Fund, to the extent that the Acquiring Fund’s pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.0049% of the Acquiring Fund’s average net assets (the “Expense Limit”). Under the Acquiring Fund’s Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees, plus recoupment, do not exceed the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit). PIMCO may not recoup from the Acquiring Fund any expenses previously waived and/or reimbursed for the Acquired Fund.

Fees

Shareholder Fees (fees paid directly from your investment)

	Acquired Fund – PIMCO Mortgage- Backed Securities Fund					Pro Forma – Acquiring Fund – PIMCO Mortgage- Backed Securities Active Exchange- Traded Fund

Share Class	Institutional	I-2	I-3	Class A	Class C	ETF Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Acquired Fund – PIMCO Mortgage- Backed Securities Fund					Pro Forma – Acquiring Fund – PIMCO Mortgage- Backed Securities Active Exchange- Traded Fund

Share Class	Institutional	I-2	I-3	Class A	Class C	ETF Shares

Management Fees	0.50%	0.60%	0.70%	0.65%	0.65%	0.40%

Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%(1)	1.00%(1)	N/A

Other Expenses	0.77%(2)	0.77%(2)	0.77%(2)	0.77%(2)	0.77%(2)	0.77%

Total Annual Fund Operating Expenses	1.27%	1.37%	1.47%	1.67%	2.42%	1.17%

Fee Waiver and/or Expense Reimbursement	N/A	N/A	(0.05%)(3)	N/A	N/A	N/A

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.27%	1.37%	1.42%	1.67%	2.42%	1.17%

1

In connection with the Reorganization, Distribution and/or Service (Rule 12b-1) Fees on Class A and Class C Shares of the PIMCO Mortgage-Backed Securities Fund were waived beginning as of June 3, 2024.

2

“Other Expenses” include interest expense of 0.77%. Interest expense is borne by the Acquired Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60%, 0.65%, 0.90%, 1.65% and 0.40% for Institutional Class, I-2, I-3, Class A, Class C and ETF shares, respectively. Interest expense is calculated and presented equally across all share classes. As a result, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may not match the Ratio of Expenses to Average Net Assets for certain share classes, as set forth in the Financial Highlights table of the Acquired Fund’s prospectus, because the Ratio of Expenses to Average Net Assets is calculated based on the average net assets of the applicable share class.

3

PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Acquired Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Acquired Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. PIMCO may not recoup these reductions.

Expense Examples

The Examples assume that you invest $10,000 in the Funds for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses are equal to the total annual fund operating expenses after any fee waivers and expense reimbursements that are or will be in effect for the Acquired Fund and the Acquiring Fund for the first year, as described above in the fee table, and total annual fund operating expenses not including fee waivers and expense reimbursements thereafter. The Examples for the Acquired Fund assume that Class C shares will convert to Class A shares after a period of eight years, due to the conversion feature applicable to Class C shares of the Acquired Fund. There is no separate pro forma combined row because the Acquiring Fund pro forma row shows the estimated costs after giving effect to the Conversion; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional Acquiring Fund Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Year 1	Year 3	Year 5	Year 10
PIMCO Mortgage-Backed Securities Fund (Acquired Fund)
Institutional Class	$129	$403	$697	$1,534
Class I-2	$139	$434	$750	$1,646
Class I-3	$145	$460	$798	$1,753
Class A	$538	$882	$1,248	$2,277
Class C	$345	$754	$1,290	$2,571
Pro Forma – Acquiring Fund - PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund	$119	$372	$644	$1,420

If you do not redeem your shares

	Year 1	Year 3	Year 5	Year 10
PIMCO Mortgage-Backed Securities Fund (Acquired Fund)
Class A	$538	$882	$1,248	$2,277
Class C	$245	$754	$1,290	$2,571

Comparison of Performance

The Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore, has no performance history prior to the Conversion. The Acquiring Fund has been organized solely in connection with the Conversion to acquire all of the eligible assets and liabilities of the Acquired Fund and continue the business of the Acquired Fund. Therefore, after the Conversion, the Acquired Fund will be the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Acquired Fund (even after liquidation of the Acquired Fund).

The historical performance of the Acquired Fund, as it is to be adopted by the Acquiring Fund, is included in the Acquiring Fund prospectus that accompanies this Combined Information Statement/Prospectus.

Investment Management Fees

Acquired Fund

The Acquired Fund currently pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Acquired Fund’s management fee reflects both an advisory fee and a supervisory and administrative fee (together, the “Management Fee”). The monthly Management Fee is paid to PIMCO at an annual rate (stated as a percentage of the average daily net assets attributable to each class’s shares taken separately) as follows: 0.50% (Institutional Class), 0.60% (Class I-2), 0.70% (Class I-3), 0.65% (Class A) and 0.65% (Class C).

PIMCO has contractually agreed through July 31, 2025 to waive a portion of the Acquired Fund’s supervisory and administrative fees, or reimburse the Acquired Fund, to the extent that the Acquired Fund’s organizational expenses (if any), pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Acquired Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. PIMCO may not recoup from the Acquiring Fund any expenses previously waived and/or reimbursed for the Acquired Fund.

PIMCO has contractually agreed, through July 31, 2025, to reduce its supervisory and administrative fee for the Acquired Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Acquired Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. PIMCO may not recoup these reductions.

Acquiring Fund

The Acquiring Fund pays for the advisory and supervisory and administrative services it requires under an all-in fee structure (the “Management Fee”). The Fund will pay monthly Management Fees to PIMCO at the following annual rate (stated as a percentage of the average daily net assets of the Fund taken separately) of 0.40%.

In addition to providing investment advisory services, PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Acquiring Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Acquiring Fund bears other expenses which are not covered under the Management Fee, which may vary and affect the total level of expenses paid by shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, and any other expenses which are capitalized in accordance with generally accepted accounting principles, costs of borrowing money, including interest expenses, securities lending expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally expects to earn a profit on the Management Fee paid by the Acquiring Fund. Also, under the terms of the investment management agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

PIMCO has contractually agreed, through October 31, 2025, to waive its Management Fee, or reimburse the Acquiring Fund, to the extent that pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.0049% of the Acquiring Fund’s average net assets (the “Expense Limit”). Under the Acquiring Fund’s Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees, plus recoupment, do not exceed the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit).

A discussion of the basis of the Acquired Fund Board used in approving the investment management agreement for the Acquired Fund is available in the recent semi-annual shareholder report for the Acquired Fund dated September 30, 2023. A discussion of the basis of the Acquiring Fund’s Board used in approving the investment management agreement for the Acquiring Fund will be available in the first semi-annual report for the Acquiring Fund as of September 30, 2024.

Income and Capital Gain Distribution Policies

The Acquired Fund intends to declare income dividends daily and distribute them monthly. The Acquiring Fund intends to declare and distribute income dividends monthly. In addition, each Fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually.

Pricing and Valuation Arrangements

The Acquired Fund has similar procedures for valuing its portfolio securities as the Acquiring Fund. For both Funds, the NAV per share is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the NYSE is open (“Valuation Date”). If the NYSE is closed on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for the shares is determined by dividing the value of a Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to each Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day. Further information about the Funds’ pricing and valuation arrangements is contained in each of the prospectus and statement of additional information of the Acquired Fund and Acquiring Fund.

Management of the Funds

The Acquiring Fund is a series of PIMCO ETF Trust. PIMCO ETF Trust is governed by a Board of Trustees, which is responsible for oversight of the Acquiring Fund. The Board of Trustees elects officers who are responsible for the day-to-day operations of the Acquiring Fund. The Board of Trustees oversees the Investment Adviser and the other principal service providers of the Acquiring Fund. The members of the Board of Trustees of the Acquiring Fund are the same as the members of the Board of Trustees of the Acquired Fund.

PIMCO is the investment adviser to the Acquiring Fund. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. PIMCO also serves as the investment adviser to the Acquired Fund.

The portfolio managers for each Fund are set forth below. The same individuals serve as portfolio managers for the Acquired Fund and the Acquiring Fund. The individual responsibilities of each portfolio manager to the Funds may differ and may include, among other things, security selection for all or a portion of the Funds, involvement in portfolio construction, asset allocation, and/or general oversight of the portfolio management of the Funds.

Daniel Hyman. Managing Director, PIMCO. Mr. Hyman is a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, he was a vice president at Credit Suisse where he traded Agency pass-throughs.

Mike Cudzil. Managing Director, PIMCO. Mr. Cudzil is a portfolio manager and mortgage specialist. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura.

Munish Gupta. Executive Vice President, PIMCO. Mr. Gupta is a portfolio manager in the Newport Beach office, focusing on agency mortgage-backed securities and structured products. Prior to joining PIMCO in 2018, he was a founding member and senior portfolio manager at Nara Capital. Previously, he was a managing director at Structured Portfolio Management (SPM) and held research and portfolio strategy positions at various buy-side firms. He has investment experience since 2002 and holds master’s degrees in electrical engineering from the University of Cincinnati and in quantitative and computational finance from the Georgia Institute of Technology. He received his undergraduate degree from the Thapar Institute of Engineering and Technology in India.

The Conversion is not expected to result in any change in portfolio management. In addition, PIMCO does not expect to sell portfolio securities in connection with the Conversion except as necessary to raise cash to redeem non-converting shares. Further information on the Funds’ portfolio management team is available in each Fund’s respective prospectus and statement of additional information.

INFORMATION ABOUT THE CONVERSION

Reasons for the Conversion

After consideration of all relevant factors, including the potential impact of the Conversion on the Acquired Fund’s shareholders, PIMCO determined that it was appropriate to recommend that the Acquired Fund be reorganized into the Acquiring Fund and that it is in the best interests of the Acquired Fund. The Acquired Fund and the Acquiring Fund are expected to have identical investment objectives and fundamental investment policies. The Acquired Fund and the Acquiring Fund have substantially similar investment strategies. The Acquiring Fund will have the benefits of operating in the ETF structure. PIMCO will continue as the investment adviser of the Acquiring Fund after the Conversion and no change in portfolio managers will result from the Conversion.

As shareholders of an ETF after the Conversion, shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market, including commissions, spreads and other transactions costs, that the shareholders do not experience as shareholders of the Acquired Fund.

Current shareholders of each class of the Acquired Fund are expected to benefit directly from the reduced expense ratio of the Acquiring Fund. Following the Conversion, the Acquiring Fund will have a lower expense ratio than each share class of the Acquired Fund.

Current shareholders of each class of the Acquired Fund may also benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. The Acquiring Fund generally expects to effect its creations and redemptions primarily in-kind.

Relatedly, as compared to mutual funds, ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests. Accordingly, the Acquiring Fund may operate with less cash and incur lower transaction costs than the Acquired Fund. Moreover, ETFs that use their creation and redemption process to acquire securities in-kind and redeem securities in-kind are generally able to externalize certain transaction costs (brokerage fees, commissions, spreads) that traditional mutual funds incur in the ordinary course of their investment activities. These transaction costs can impact a fund’s performance. Accordingly, shareholders of the Acquiring Fund may also benefit from a reduction in certain transaction costs that are incurred by the Acquired Fund.

In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Fund. Shareholders of the Acquired Fund can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after their order is received by the Acquired Fund. This NAV is calculated once per business day. Shareholders of the Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day (through a broker) on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

In addition, PIMCO believes that the Conversion presents attractive opportunities for growth for the Acquiring Fund in light of its expected positioning as an ETF within its investment category, and is intended to expand PIMCO’s ability to deliver more of its investment capabilities in an ETF vehicle. PIMCO believes that there is the potential for enhanced growth for the Acquiring Fund based on PIMCO’s assessment of the ETF market for the investment strategy, taking into account, among other factors, peers, trends and demands in its investment category, and the benefits of such growth.

The Acquired Fund Board considered the Conversion proposed by PIMCO and approved the Plan. In considering the Plan, the Acquired Fund Board requested and received detailed information from PIMCO regarding the Conversion, including: (1) the reasons for and expected benefits of the Conversion to shareholders; (2) the investment objectives, investment strategies, and fundamental investment policies of the Acquired Fund and the Acquiring Fund; (3) a comparison of the fees and expenses of the Funds; (4) the proposed plan for ongoing management, distribution, and operation of the Acquiring Fund; (5) the management and business of PIMCO and its affiliates; (6) the impacts of the Conversion on the Acquired Fund and shareholders of the Acquired Fund, including shareholders that will not participate in the Conversion; and (7) the specific terms of the Plan.

In approving the Conversion with respect to the Acquired Fund, the Acquired Fund Board, including all of the Independent Trustees, determined that (i) participation in the Conversion is in the best interest of the Acquired Fund, and (ii) the interests of the existing Acquired Fund’s shareholders will not be diluted as a result of the Conversion.

In making these determinations, the Acquired Fund Board, including all of the Independent Trustees, considered information and factors they believed to be relevant through the exercise of their business judgment, including the potential benefits and costs of the Conversion to the shareholders of the Acquired Fund. These considerations included the following:

•	The Acquired Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies. The Funds’ investment strategies are expected to be substantially similar.
•

PIMCO is the adviser of both the Acquired Fund and Acquiring Fund, and there are no material differences in the contractual terms of the Acquired Fund’s investment advisory agreement and supervision and administration agreement with PIMCO, on the one hand, as compared to the Acquiring Fund’s investment management agreement with PIMCO, on the other hand, other than the management fees paid by the Acquiring Fund to PIMCO will be lower than the management fees paid by the Acquired Fund to PIMCO. The Acquired Fund Board also considered PIMCO’s representation that the Conversion will not result in any decline in the level of services from the level of services that historically have been provided to the Acquired Fund.

•	A vote of shareholders of the Acquired Fund is not required under the organizational documents governing the Acquired Fund.
•	The Conversion meets the conditions of Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of the Acquired Fund or Acquiring Fund.
•

PIMCO will pay the costs of the Conversion (including the legal costs associated with the Conversion). However, brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) will be borne by the Acquired Fund and/or the Acquiring Fund, as applicable.

•	The Acquiring Fund will have a lower expense ratio than each share class of the Acquired Fund.
•	The Acquired Fund’s Distribution (Rule 12b-1) Fees will be waived beginning on June 3, 2024 and the Acquiring Fund will not charge Distribution (Rule 12b-1) Fees.
•

Shareholders of the Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Acquired Fund through an eligible brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Conversion. Instead, depending on the type of shareholder account, the following may occur:

(a)

Non-Accommodating Brokerage Accounts and Direct Non-Retirement Accounts. If Acquired Fund Shareholders hold shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows them to hold shares of mutual funds in the account, they will need to contact their financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, they will not receive shares of the Acquiring Fund as part of the Conversion. Instead, their investment will be liquidated and they will receive cash equal in value to the NAV of their Acquired Fund shares as of the Conversion Date, which may be a taxable event. Alternatively, if Acquired Fund Shareholders hold their shares in a Non-Accommodating Brokerage Account or Direct Non-Retirement Account, such Acquired Fund Shareholders or their financial intermediary may transfer their investment in the Acquired Fund to a different investment option prior to the Conversion. In some cases, the liquidation of such Acquired Fund Shareholder’s investment and return of cash, or the transfer of their investment, may be subject to fees and expenses and may also be subject to tax. It may take time for such Acquired Fund Shareholders to receive their cash.

(b)

Defined Contribution Plans and Direct Retirement Accounts. If Acquired Fund Shareholders hold their shares of the Acquired Fund through a defined contribution plan, the handling of the Acquired Fund shares is dependent on the terms of the applicable defined contribution plan agreement (or other applicable agreement). For direct retirement accounts with UMB Bank, n.a. listed as the custodian, it is expected their assets will be exchanged into the equivalent share class of PIMCO Government Money Market Fund, in an amount equal to the value of the NAV of your Acquired Fund shares, on the Conversion Date based on the terms of the UMB custodial agreement.

•

A portion of the Acquired Fund’s shareholder base is not likely to participate in the Conversion and, therefore, the Acquiring Fund will have reduced assets after the Conversion as compared to the Acquired Fund.

•

PIMCO has implemented a communications plan intended to provide significant notice to Acquired Fund shareholders so that they may enter into appropriate arrangements prior to the Conversion. As part of this communications plan, PIMCO has engaged and/or will engage with Acquired Fund shareholders or their financial intermediaries on the potential implications of the Conversion, including the need to have a brokerage account in place prior to the Conversion in order to receive Acquiring Fund Shares.

•	The Conversion is intended to be a tax-free reorganization.
•

Shares of the Acquiring Fund and, in some cases, cash, that would be received by the shareholders of the Acquired Fund in the exchange will have an aggregate NAV equal to the aggregate NAV of their shares of the Acquired Fund as of the Closing Date of the Conversion.

•	The Acquiring Fund does not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, in which case, the cash payment may be taxable.
•

There are alternatives available for shareholders of the Acquired Fund, including the ability to redeem or exchange their shares of the Acquired Fund prior to the Conversion without being subject to any Fund-imposed fees.

•

Current shareholders of the Acquired Fund may also benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure. The Conversion should provide some enhanced tax efficiency for the Acquiring Fund, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

•

PIMCO believes that the Conversion provides a better resolution for the Acquired Fund as compared to other options, such as allowing the Acquired Fund to continue to operate or merging the Acquired Fund into another fund or liquidating the Acquired Fund.

•	There are potential benefits to PIMCO in expanding its ETF line-up and potential conflicts of interest around such benefits.

Based upon their evaluation of the relevant information presented to it, the Acquired Fund Board, including all of the Independent Trustees, approved the Plan. In connection with its approval, the Acquired Fund Board determined with respect to the Conversion that participation in the Conversion is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Conversion.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of Plan, which is attached as Exhibit A to this Combined Information Statement/Prospectus, for complete information about the Conversion.

How will the Conversion be implemented?

The Conversion will take place after various conditions are satisfied, including the preparation of certain documents. PIMCO Funds and PIMCO ETF Trust will determine a specific Closing Date on which the Conversion will take place.

The Plan provides for (i) the transfer of all eligible assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares with the Acquired Fund through a direct retirement account or through a defined contribution plan with UMB Bank, n.a. listed as the custodian, it is expected their assets will be exchanged into the equivalent share class of PIMCO Government Money Market Fund, in an amount equal to the value of the NAV of their Acquired Funds shares, on the Conversion Date based on the terms of the UMB custodial agreement. For indirect accounts held through an intermediary (i.e., accounts not directly registered in the name of the shareholder or defined contribution plan at the Acquired Fund’s transfer agent), the handling of the Acquired Fund shares is dependent on the terms of the applicable defined contribution plan agreement (or other applicable agreement). Below is additional information regarding Acquiring Fund shareholders.

Shareholders of the Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Acquired Fund through an eligible brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Conversion. Instead, depending on the type of shareholder account, the following may occur:

•

Non-Accommodating Brokerage Accounts and Direct Non-Retirement Accounts. If Acquired Fund Shareholders hold shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows them to hold shares of mutual funds in the account, they will need to contact their financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, they will not receive shares of the Acquiring Fund as part of the Conversion. Instead, their investment will be liquidated and they will receive cash equal in value to the NAV of their Acquired Fund shares as of the Conversion Date, which may be a taxable event. Alternatively, if Acquired Fund Shareholders hold their shares in a Non-Accommodating Brokerage Account or Direct Non-Retirement Account, such Acquired Fund Shareholders or their financial intermediary may transfer their investment in the Acquired Fund to a different investment option prior to the Conversion. In some cases, the liquidation of such Acquired Fund Shareholder’s investment and return of cash, or the transfer of their investment, may be subject to fees and expenses and may also be subject to tax. It may take time for such Acquired Fund Shareholders to receive their cash.

•	Defined Contribution Plans and Direct Retirement Accounts. If Acquired Fund Shareholders hold their shares of the Acquired Fund through a defined contribution plan, the handling of the Acquired Fund shares is dependent on the terms of the applicable defined contribution plan agreement (or other applicable agreement). For direct retirement accounts with UMB Bank, n.a. listed as the custodian, it is expected their assets will be exchanged into the equivalent share class of PIMCO Government Money Market Fund, in an amount equal to the value of the NAV of your Acquired Fund shares, on the Conversion Date based on the terms of the UMB custodial agreement.

After shares of the Acquiring Fund are distributed to the Acquired Fund’s shareholders, the Acquired Fund will be completely liquidated and dissolved. As a result of the Conversion, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Conversion, which is on or about September 20, 2024.

The parties may agree to amend the Plan to the extent permitted by law. If PIMCO Funds agrees, the Plan may be terminated or abandoned at any time before the Conversion.

PIMCO Funds and PIMCO ETF Trust have each made representations and warranties in the Plan that are customary in matters such as the Conversion. The Plan contains a number of conditions precedent that must occur before the Acquired Fund or Acquiring Fund is obligated to proceed with the Conversion. One of these conditions requires that PIMCO Funds and PIMCO ETF Trust shall each have received a tax opinion as described below that the consummation of the Conversion will not result in the recognition of gain or loss for federal income tax purposes. The receipt of a tax opinion is a condition of the Conversion that cannot be waived.

Although shareholder approval of the Conversion is not required and the Investment Adviser does not anticipate that the Conversion will be terminated, if the Conversion is terminated, shareholders of the Acquired Fund would be notified of the change and the Acquired Fund would continue to operate as a series of PIMCO Funds.

Who will bear the costs associated with the Conversion?

PIMCO will pay for the costs associated with the Conversion (including the legal costs associated with the Conversion). PIMCO will pay for these costs, pursuant to the Plan, whether or not the Conversion is consummated. However, any brokerage fees and expenses incurred by the Funds related to the disposition and acquisition of assets as part of the Conversion will not be covered by PIMCO.

The costs of the Conversion shall include, but not be limited to, preparation and filing of the Registration Statement and printing and distribution of the Combined Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) will be borne by the Acquired Fund and/or the Acquiring Fund, as applicable. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The following estimated expenses represent management’s estimate of the professional fees, charges by service providers, and any costs related to the printing and mailing of this Combined Information Statement/Prospectus, as measured in terms of total expenses and as a percentage of the Acquired Fund’s average net assets as of March 31, 2024. The expenses associated with the Conversion are estimated to equal approximately $577,000, or 0.41% of the average net assets, of the Acquired Fund as of March 31, 2024.

What are the federal income tax consequences of the Conversion?

The following is a general summary of some of the important U.S. federal income tax consequences of the Conversion, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Acquired Fund shareholders that have their Acquired Fund shares exchanged for

Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan and to the Shareholders who hold Acquired Fund Shares with the Acquired Fund through a direct retirement account or through a defined contribution plan with UMB Bank, n.a. listed as those custodian whose Acquired Fund Shares will be exchanged for shares of the equivalent share class of PIMCO Government Money Market Fund, or shareholders who do not hold their shares of the Acquired Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have their investment liquidated.

The Conversion is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Conversion, Dechert LLP, counsel to both Funds, will deliver an opinion (“Tax Opinion”) to PIMCO Funds and PIMCO ETF Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Fund and Acquiring Fund) and the existing federal income tax law, and conditioned on the Conversion being completed in accordance with the Plan, for federal income tax purposes:

•

The Conversion will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and Acquired Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Transferred Assets of the Acquired Fund solely in exchange for the assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares;

•

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Transferred Assets of the Acquired Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

•

Under Section 354 of the Code, no gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares solely for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

•

Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Conversion will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged in the Conversion (reduced by any amount of tax basis allocable to shares for which cash is received);

•

Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Conversion;

•

Under Section 362(b) of the Code, the tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately prior to the Conversion;

•

Under Section 1223(2) of the Code, the holding period of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund; and

•

The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Conversion on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, as to the Shareholders who hold Acquired Fund Shares with the Acquired Fund through a direct retirement account or through a defined contribution plan that will redeem or exchange their Acquired Fund Shares for shares of the equivalent share class of PIMCO Government Money Market Fund or another investment option, and as to the shareholders who do not hold their Acquired Fund Shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Conversion.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Conversion will be as described above. If the Conversion were consummated but the IRS or the courts were to determine that the Conversion did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The tax year of the Acquired Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from securities sales or portfolio turnover prior to the Conversion may be distributed by the Acquiring Fund after the Conversion. If the Conversion were to end the tax year of the Acquired Fund (which is not the intended or expected plan as of the date of this Combined Information Statement/Prospectus), it would accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Conversion. If determined necessary by the Funds, the Acquired Fund may declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Conversion. In addition, even if its tax year is expected to continue with the Acquiring Fund, the Acquired Fund, if determined to be preferable, may declare a distribution to shareholders prior to the Conversion.

General Limitation on Losses. Assuming the Conversion qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund upon the closing of the Conversion, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Fund will be available to offset future gains recognized by the combined Acquiring Fund. Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Conversion, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquired Fund as a result of the Conversion.

Thus, the Conversion of the Acquired Fund into the Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Acquired Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund Shares or other Conversion transactions in which the Acquiring Fund might engage post-Conversion.

The foregoing description of the U.S. federal income tax consequences of the Conversion applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Acquired Fund is a series of PIMCO Funds, an open-end, registered management investment company. PIMCO Funds was organized as a Massachusetts business trust on February 19, 1987. The operations of PIMCO Funds are governed by its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each dated November 4, 2014, as amended from time-to-time, and state law. PIMCO Funds also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. The Acquiring Fund is a series of PIMCO ETF Trust. PIMCO ETF Trust, an open-end, registered management investment company, was established as a Delaware statutory trust on November 14, 2008. PIMCO ETF Trust operates pursuant to an Amended and Restated Declaration of Trust dated November 4, 2014, as amended from time-to-time, its By-Laws dated May 12, 2015, as amended from time-to-time, and state law. PIMCO ETF Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. The organizational documents of PIMCO Funds and PIMCO ETF Trust are similar but contain some differences. For example, the organizational documents are governed by different state law and the PIMCO ETF Trust organizational documents contain certain provisions specific to ETFs. The organizational documents also, among some other differences, vary slightly regarding the ability of Trustees to amend them and they contain different quorum requirements. Comparisons of the organizational documents governing PIMCO Funds and PIMCO ETF Trust are provided in Exhibit B to this Combined Information Statement/Prospectus.

What are the capitalizations of the Funds?

The following tables set forth the unaudited capitalization of the Acquired Fund and Acquiring Fund as of March 31, 2024, and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Conversion. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Acquired Fund if the Conversion had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Conversion, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional Acquiring Fund Shares.

	Acquired Fund Class					Acquiring Fund(1)	Pro Forma Adjustments	Pro Forma Acquiring Fund After Conversion (estimated)
	Inst Class	I-2	I-3	Class A	Class C
Net Assets (thousands)	$79,153	$39,667	$475	$22,261	$692	N/A	$0(2)	$142,248(3)
Shares Outstanding (thousands)	$9,195	$4,608	$55	$2,586	$80	N/A	$(13,679)(2)	$2,845
Net Asset Value Per Share^	$8.61	$8.61	$8.61	$8.61	$8.61	N/A	$41.39	$50

(1)	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2)

No adjustments have been made with respect to the cost of the Conversion because PIMCO is paying for the costs of the Conversion (including the legal costs associated with the Conversion), whether or not the Conversion is consummated. However, brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) will be borne by the Acquired Fund and/or the Acquiring Fund, as applicable. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(3)

Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Conversion in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Conversion may be less than that of the Acquired Fund.

^	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding to the nearest thousands. Net Asset Value Per Share provided as determined on March 31, 2024.

The information in the capitalization table above is for informational purposes only. There is no assurance that the Conversion will be consummated. Moreover, if consummated, the capitalization of the Acquired Fund and Acquiring Fund are likely to be different at the closing date as a result of daily share purchase and redemption activity in the Acquired Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND ACQUIRED FUND

How do the fundamental investment policies of the Funds compare?

The fundamental investment policies of the Acquired Fund and Acquiring Fund are identical.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Funds’ prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Fund has not yet commenced operations, no annual or semi-annual reports are available for it.

The Acquired Fund’s prospectus, as well as the Acquiring Fund’s prospectus, are incorporated herein by reference and are legally deemed to be part of this Combined Information Statement/Prospectus. A copy of the Acquired Fund prospectus is available upon request from PIMCO Funds by calling 888.87.PIMCO, or by writing to PIMCO Funds c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street STE, 219024, Kansas City, MO 64105-1407. A copy of the Acquiring Fund prospectus accompanies this Combined Information Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Combined Information Statement/Prospectus. The Acquired Fund’s statement of additional information, as well as the Acquiring Fund’s statement of additional information, are incorporated herein by reference, and are available upon request.

The applicable prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports have been filed with the SEC and are available, free of charge, by (i) calling PIMCO Funds at 888.87.PIMCO, (ii) accessing the documents at the Funds’ website at pimco.com or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of June 27, 2024, the Acquiring Fund was not operational and, therefore, had no shareholders. As of June 27, 2024, the Trustees and officers of the Acquired Fund as a group beneficially owned less than 1% of the outstanding shares of each class of the Acquired Fund. To the knowledge of the Acquired Fund, the following table shows the persons owning, as of June 27, 2024, either of record or beneficially, 5% or more of the outstanding shares of each class of the Acquired Fund and the percentage of the combined class’s shares to be owned by the persons if the Conversion had been consummated as of that date.

A shareholder who beneficially owns more than 25% of the Acquired Fund’s outstanding voting securities is presumed to “control” the Acquired Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional Acquiring Fund Shares.

Class of Shares	Name and Address of Record or Beneficial Owner	Percentage of Class of Shares	Percentage of Acquired Fund	Percentage of Acquiring Fund After Conversion(1)
Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	39.38%	22.23%	22.23%
	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.47%	8.52%	8.52%
	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	21.20%	4.21%	4.21%
	CAPINCO C/O US BANK NA, PO BOX 1787 MILWAUKEE WI 53201-1787	9.99%	5.62%	5.62%
Class I-2	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX, ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	77.33%	21.56%	21.56%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.70%	3.43%	3.43%
Class I-3	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS, 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	93.91%	4.21%	4.21%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.09%	22.23%	22.23%
Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25.81%	12.61%	12.61%
	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.97%	8.52%	8.52%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16.27%	3.43%	3.43%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C (FBO) CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	22.67%	3.59%	3.59%
Class C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT XTH FLOOR, 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21.52%	12.61%	12.61%
	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST., 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	5.92%	2.88%	2.88%
	PERSHING LLC, 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	34.30%	8.52%	8.52%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING, 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.79%	3.43%	3.43%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C (FBO) CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	13.32%	3.59%	3.59%

(1)	On a pro forma basis assuming the value of the shareholder’s interest in the Acquired Fund on the date of the Conversion, is the same as on the Record Date.

ADDITIONAL INFORMATION

Administrator. The Investment Adviser, PIMCO, with principal offices at 650 Newport Center Drive, Newport Beach, California 92660, serves as the administrator for the Acquired Fund and the Acquiring Fund.

Transfer Agents. SS&C Global Investor and Distribution Solutions, Inc (“SS&C”), located at 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407 for Institutional Class, Class I-2, and Class I-3 Shares and P.O. Box 219294, Kansas City, MO 64121-9294 for Class A and C shares, is the transfer agent for the Acquired Fund. State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the transfer agent for the Acquiring Fund. As transfer agent for the Acquiring Fund, State Street is also responsible for maintaining account records, detailing the ownership of Acquiring Fund Shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. State Street will be paid a fee as set forth in the Acquiring Fund’s prospectus per creation or redemption transaction. PIMCO ETF Trust may be reimbursed for all or part of this fee by the Authorized Participant placing the creation or redemption order.

Distributor. PIMCO Investments LLC (“Distributor”), 1633 Broadway, New York, NY 10019, is the Distributor of both the Acquired Fund’s and Acquiring Fund’s shares.

Custodian. State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, is custodian of the Acquired Fund’s and Acquiring Fund’s investments.

Fund Counsel. Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006, is counsel to PIMCO Funds and PIMCO ETF Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197, serves as the independent registered public accounting firm to the Acquired Fund and Acquiring Fund.

Additional Compensation to Financial Intermediaries. With respect to the Acquired Fund, the Acquired Fund and/or its related companies (including PIMCO) may pay the broker-dealer or other financial firm for the sale of shares of the Acquired Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information. You may contact your Financial Intermediary if you want information regarding the payments it receives. See the Acquired Fund’s statement of additional information for more information.

With respect to the Acquiring Fund, PIMCO or the Distributor (for purposes of this subsection only, collectively, “PIMCO”) makes payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Acquiring Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. PIMCO also makes payments to Intermediaries for certain printing, publishing and mailing costs associated with the Acquiring Fund or materials relating to ETFs in general. In addition, PIMCO makes payments to Intermediaries that make Acquiring Fund shares available to their clients, including on no transaction fee platforms, or for otherwise promoting the sale and distribution of the Acquiring Fund. Such payments, which may be significant to the Intermediary, are not made by the Acquiring Fund. Rather, such payments are made by PIMCO from its own resources, which may come directly or indirectly in part from management fees paid by the Acquiring Fund. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. Such payments may include the reimbursement of ticket charges and revenue sharing tied to assets under management. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the marketing support payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund over another investment. More information regarding these payments is contained in the SAI.

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address and last name, only one copy of the Combined Information Statement/Prospectus is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Combined Information Statement/Prospectus to a shareholder at a shared address. Please call PIMCO Funds at 888.87.PIMCO if you would like to receive a separate copy of the Combined Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Acquired Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share of the Acquired Fund. The total returns in the table for the Acquired Fund represent the rate that an investor would have earned, or lost, on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions).

The Acquiring Fund is new and has no performance history as of the date of this Combined Information Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the Financial Highlights, of the Acquired Fund following the Conversion.

For the Acquired Fund, financial highlights have been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements and financial highlights, is included in the annual report to shareholders, which is available upon request.

PIMCO Mortgage-Backed

Securities Fund

		Investment Operations			Less Distributions(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
03/31/2024	$8.84	$0.29	$(0.03)	$0.26	$(0.49)	$0.00	$0.00	$(0.49)
03/31/2023	10.03	0.25	(0.92)	(0.67)	(0.51)	0.00	(0.01)	(0.52)
03/31/2022	10.71	0.19	(0.60)	(0.41)	(0.27)	0.00	0.00	(0.27)
03/31/2021	10.54	0.22	0.24	0.46	(0.29)	0.00	0.00	(0.29)
03/31/2020	10.45	0.31	0.16	0.47	(0.38)	0.00	0.00	(0.38)
I-2
03/31/2024	8.84	0.29	(0.04)	0.25	(0.48)	0.00	0.00	(0.48)
03/31/2023	10.03	0.24	(0.92)	(0.68)	(0.50)	0.00	(0.01)	(0.51)
03/31/2022	10.71	0.17	(0.59)	(0.42)	(0.26)	0.00	0.00	(0.26)
03/31/2021	10.54	0.20	0.25	0.45	(0.28)	0.00	0.00	(0.28)
03/31/2020	10.45	0.30	0.16	0.46	(0.37)	0.00	0.00	(0.37)
I-3
03/31/2024	8.84	0.28	(0.03)	0.25	(0.48)	0.00	0.00	(0.48)
03/31/2023	10.03	0.24	(0.93)	(0.69)	(0.49)	0.00	(0.01)	(0.50)
03/31/2022	10.71	0.17	(0.60)	(0.43)	(0.25)	0.00	0.00	(0.25)
03/31/2021	10.54	0.19	0.25	0.44	(0.27)	0.00	0.00	(0.27)
03/31/2020	10.45	0.29	0.17	0.46	(0.37)	0.00	0.00	(0.37)
Class A
03/31/2024	8.84	0.26	(0.03)	0.23	(0.46)	0.00	0.00	(0.46)
03/31/2023	10.03	0.22	(0.93)	(0.71)	(0.47)	0.00	(0.01)	(0.48)
03/31/2022	10.71	0.14	(0.59)	(0.45)	(0.23)	0.00	0.00	(0.23)
03/31/2021	10.54	0.17	0.24	0.41	(0.24)	0.00	0.00	(0.24)
03/31/2020	10.45	0.27	0.16	0.43	(0.34)	0.00	0.00	(0.34)
Class C
03/31/2024	8.84	0.19	(0.03)	0.16	(0.39)	0.00	0.00	(0.39)
03/31/2023	10.03	0.15	(0.93)	(0.78)	(0.40)	0.00	(0.01)	(0.41)
03/31/2022	10.71	0.03	(0.56)	(0.53)	(0.15)	0.00	0.00	(0.15)
03/31/2021	10.54	0.09	0.24	0.33	(0.16)	0.00	0.00	(0.16)
03/31/2020	10.45	0.19	0.16	0.35	(0.26)	0.00	0.00	(0.26)

Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense And Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate
$8.61	3.10%	$79,153	1.27%		1.27%		0.50%		0.50%		3.44%	1,143%
8.84	(6.68)	130,619	1.11		1.11		0.50		0.50		2.75	961
10.03	(3.93)	144,523	0.50		0.50		0.50		0.50		1.80	887
10.71	4.36	128,747	0.52		0.52		0.50		0.50		2.02	909
10.54	4.55	110,220	0.75		0.75		0.50		0.50		2.95	884

8.61	3.00	39,667	1.37		1.37		0.60		0.60		3.41	1,143
8.84	(6.78)	12,605	1.21		1.21		0.60		0.60		2.64	961
10.03	(4.03)	17,815	0.60		0.60		0.60		0.60		1.63	887
10.71	4.26	28,619	0.62		0.62		0.60		0.60		1.90	909
10.54	4.45	17,379	0.85		0.85		0.60		0.60		2.85	884

8.61	2.96	475	1.47	(e)	1.52	(e)	0.65	(e)	0.70	(e)	3.33	1,143
8.84	(6.84)	158	1.16	(e)	1.21	(e)	0.65	(e)	0.70	(e)	2.56	961
10.03	(4.08)	2,669	0.65		0.70		0.65		0.70		1.55	887
10.71	4.21	4,667	0.67		0.72		0.65		0.70		1.78	909
10.54	4.41	26	0.90		0.95		0.65		0.70		2.76	884

8.61	2.69	22,261	1.67		1.67		0.90		0.90		3.04	1,143
8.84	(7.06)	24,335	1.51		1.51		0.90		0.90		2.35	961
10.03	(4.32)	29,663	0.90		0.90		0.90		0.90		1.36	887
10.71	3.95	37,503	0.92		0.92		0.90		0.90		1.62	909
10.54	4.14	33,554	1.15		1.15		0.90		0.90		2.57	884

8.61	1.93	692	2.42		2.42		1.65		1.65		2.28	1,143
8.84	(7.75)	881	2.26		2.26		1.65		1.65		1.59	961
10.03	(5.01)	1,210	1.65		1.65		1.65		1.65		0.30	887
10.71	3.17	12,991	1.67		1.67		1.65		1.65		0.87	909
10.54	3.38	12,808	1.90		1.90		1.65		1.65		1.78	884

^ A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

Further information about the Acquired Fund’s performance is contained in the Annual and Semi-Annual Reports. The Acquired Fund will furnish, without charge, a copy of their most recent Annual and Semi-Annual Reports to any shareholder upon request.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (“Agreement”) is made as of this [ ] day of [ ], 2024, by PIMCO ETF Trust, a Delaware statutory trust, on behalf of its series PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund (the “Acquiring Fund”), and PIMCO Funds, a Massachusetts business trust, on behalf of its series, PIMCO Mortgage-Backed Securities Fund (the “Acquired Fund”), and, with respect to paragraph 10.2 of this Agreement, Pacific Investment Management Company LLC, a limited liability company organized under the laws of the State of Delaware (“PIMCO”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and assets (“Assets”) of the Acquired Fund, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1 (such resulting amount, the “Transferred Assets”), to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) equal in aggregate net asset value to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities (“Liabilities”) of the Acquired Fund, (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, (4) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares, (5) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders, and (6) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares through an applicable direct retirement account or defined contribution plan with UMB Bank, n.a. listed as the custodian as of the Closing Date (defined below), PIMCO directing the Acquired Fund’s transfer agent to exchange Acquired Fund Shares for shares of PIMCO Government Money Market Fund pursuant to the terms of the applicable account agreement (Acquired Fund Shares held through other types of retirement accounts or defined contribution plans (i.e. not held directly through the Acquired Fund’s transfer agent) may be exchanged into another investment pursuant to the terms of the applicable agreements and/or plans), equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders, in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement. The Acquiring Fund is, and will be immediately prior to Closing (defined in paragraph 3.1), a shell series, without Assets or Liabilities, created for the purpose of acquiring the Transferred Assets and Liabilities of the Acquired Fund;

WHEREAS, the Board of Trustees of PIMCO ETF Trust has determined, with respect to the Acquiring Fund, that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of PIMCO Funds has determined, with respect to the Acquired Fund, that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1.

Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, PIMCO Funds, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its Transferred Assets, as set forth in paragraph 1.2, to the Acquiring Fund, and PIMCO ETF Trust, on behalf of the Acquiring Fund, agrees in exchange therefor:

(a)

to deliver to the Acquired Fund a number of full shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Acquired Fund Shares on such date, less:

i.	the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares;

ii.

the value of cash to be distributed to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares;

iii.

the value of the Acquired Fund Shares of Acquired Fund Shareholders whose Acquired Fund Shares are held through a direct retirement account or defined contribution plan with UMB Bank, n.a. listed as the custodian as of the Closing Date, which PIMCO shall direct the Acquired Fund’s transfer agent to exchange for shares of PIMCO Government Money Market Fund pursuant to the terms of the applicable account agreement (Acquired Fund Shares held through other types of retirement accounts or defined contribution plans (i.e. not held directly through the Acquired Fund’s transfer agent) may be exchanged into another investment pursuant to the terms of the applicable agreements and/or plans), equal in value to the net asset value of such Acquired Fund Shares; and

iv.	the value of the Liabilities of the Acquired Fund attributable to those Acquired Fund Shares as of the time and date set forth in paragraph 3.1;

with the number of full shares to be delivered determined by dividing the value of such Acquired Fund’s net Assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one share of Acquiring Fund Shares (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all Liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2.

The Assets of PIMCO Funds attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to PIMCO ETF Trust, on behalf of the Acquiring Fund, shall consist of all assets of the Acquired Fund, including, without limitation, all rights, cash, securities, commodities, financial instruments, and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1, except for assets having a value equal to the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1. The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, dividends, or other securities received by the Acquired Fund after the Closing Date as dividends or other distributions on or with respect to the Assets transferred, which rights, dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.	PIMCO ETF Trust, on behalf of the Acquiring Fund, shall assume all of the Liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date.

1.4.

Immediately following the actions contemplated by paragraph 1.1, PIMCO Funds shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, PIMCO Funds, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund Shareholders of record (other than

Cash-Out Shareholders, defined contribution plan Shareholders, and direct retirement account Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Fund Shares received by PIMCO Funds, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1 to the Cash-Out Shareholders, and, with respect to direct defined contribution plan Shareholders and direct retirement account Shareholders with UMB Bank, n.a. listed as the custodian as of the Closing Date, PIMCO will instruct the Acquired Fund’s transfer agent to exchange Acquired Fund shares for shares of PIMCO Government Money Market Fund pursuant to the terms of the applicable account agreement (Acquired Fund Shares held through other types of retirement accounts or defined contribution plans (i.e. not held directly through the Acquired Fund’s transfer agent) may be exchanged into another investment pursuant to the terms of the applicable agreements and/or plans), equal in value to the net asset value of such Acquired Fund shares held by such Acquired Fund Shareholders, and (c) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and (iii) the value of the Acquired Fund Shares of direct defined contribution plan Shareholders and direct retirement account Shareholders with UMB Bank, n.a. listed as the custodian as of the Closing Date, which PIMCO will instruct the Acquired Fund’s transfer agent to exchange for shares of PIMCO Government Money Market Fund pursuant to the terms of the applicable account agreement (Acquired Fund Shares held through other types of retirement accounts or defined contribution plans (i.e. not held directly through the Acquired Fund’s transfer agent) may be exchanged into another investment pursuant to the terms of the applicable agreements and/or plans), equal in value to the net asset value of such Acquired Fund Shares. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquiring Fund Shares, if an Acquired Fund Shareholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquiring Fund Shares being distributed, then such Acquired Fund Shareholder shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and (2) Acquired Fund Shareholders who hold Acquired Fund Shares through a direct defined contribution plan or direct retirement account with UMB Bank, n.a. listed as the custodian as of the Closing Date will have their shares exchanged by the Acquired Fund’s transfer agent, at PIMCO’s instruction, for shares of PIMCO Government Money Market Fund pursuant to the terms of the applicable account agreement (Acquired Fund Shares held through other types of retirement accounts or defined contribution plans (i.e. not held directly through the Acquired Fund’s transfer agent) may be exchanged into another investment pursuant to the terms of the applicable agreements and/or plans), equal in value to the NAV of their Acquired Fund shares, unless such an Acquired Fund Shareholder provides alternative direction prior to the Reorganization.

1.5.	Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.

Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1.

The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its Assets and Liabilities. The Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

2.2.

The aggregate net asset value of the Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of PIMCO ETF Trust.

2.3.

The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1, by the net asset value per share of the Acquiring Fund Shares, determined as set forth in paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

3.	CLOSING AND CLOSING DATE

3.1.

The Closing Date shall be [September 20], 2024, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of PIMCO or at such other time and/or place, including by virtual means, as the parties may agree.

3.2.

PIMCO Funds shall direct State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver to PIMCO ETF Trust, on behalf of the Acquiring Fund, at the Settlement Date, as defined below, a certificate of an authorized officer stating that (i) all Transferred Assets of the Acquired Fund held by the Acquired Fund Custodian on behalf of the Acquired Fund pursuant to the Acquired Fund’s custody agreement with the Acquired Fund Custodian have been delivered to the Acquiring Fund, as of the settlement date of [ ], 2024 (the “Settlement Date”), (ii) the Acquired Fund Custodian has paid any and all taxes with respect to the Acquired Fund that the Acquired Fund has specifically and properly instructed the Acquired Fund Custodian to pay, and agrees to notify the Acquiring Fund in the event it receives notification of any additional taxes that would be due with respect to the Acquired Fund, and (iii) all income that is received by the Acquired Fund Custodian after the Settlement Date for the account of the Acquired Fund will be credited to the Acquiring Fund in accordance with [Section 3.L of the January 1, 2000 Custody and Investment Accounting Agreement] between the Acquired Fund and the Acquired Fund Custodian, as amended from time to time. The Acquired Fund Custodian shall deliver to State Street, as the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), as of the Settlement Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Transferred Assets of the Acquired Fund deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund Custodian on the Settlement Date.

3.3.

PIMCO Funds shall direct SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”), in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to PIMCO ETF Trust, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of Acquired Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4.

In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net Assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Trustees of PIMCO Funds, with respect to the Acquired Fund and of the Board of Trustees of PIMCO ETF Trust with respect to the Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Except as has been fully disclosed in Schedule 4.1 to this Agreement, PIMCO Funds, on behalf of the Acquired Fund, represents and warrants as follows:

(a)

The Acquired Fund is duly established as a series of PIMCO Funds, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted, as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. PIMCO Funds is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. PIMCO Funds has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, [except as set forth in Schedule 4.1].

(b)

PIMCO Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”).

(d)

The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

On the Closing Date, PIMCO Funds, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver Transferred Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Transferred Assets, PIMCO ETF Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)

The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of its Amended and Restated Declaration of Trust or Amended and Restated By-Laws of PIMCO Funds, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which PIMCO Funds, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which PIMCO Funds, on behalf of the Acquired Fund, is a party or by which it is bound.

(g)

All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, swaps, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)

No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to PIMCO Funds’ knowledge, threatened against PIMCO Funds, with respect to the Acquired Fund or any of the Acquired Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, PIMCO Funds, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)

The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at March 31, 2024 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to PIMCO ETF Trust, on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)

Since March 31, 2024, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund Liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

(k)

On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of PIMCO Funds’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)

For each taxable year of its operation (including with respect to the taxable year that includes the Closing Date the portion of such taxable year up to the Closing Date), the Acquired Fund has met or meets the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquired Fund has declared and distributed as of the Closing Date substantially all amounts required to have been declared and distributed by such Closing Date of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(m)

All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by PIMCO Funds, on behalf of the Acquired Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(n)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of PIMCO Funds, on behalf of the Acquired Fund, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of PIMCO Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)

The combined information statement and prospectus (“Information Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Acquired Fund and PIMCO Funds, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2.	Except as has been fully disclosed to PIMCO Funds in Schedule 4.2 to this Agreement, PIMCO ETF Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)

The Acquiring Fund is duly established as a series of PIMCO ETF Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. PIMCO ETF Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. PIMCO ETF Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Schedule 4.2.

(b)

PIMCO ETF Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)

The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Amended and Restated Declaration of Trust and Amended and Restated By-Laws of PIMCO ETF Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which PIMCO ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which PIMCO ETF Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)

No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to PIMCO ETF Trust’s knowledge, threatened against PIMCO ETF Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s Assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, PIMCO ETF Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g)

As the Acquiring Fund has not yet commenced operations, there has not been any material adverse change in the Acquiring Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (g), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund Liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(h)

Immediately prior to the Closing Date, the Acquiring Fund will have no assets (other than de minimis seed capital) or liabilities, contingent or otherwise and will not have conducted any investment operations.

(i)	As of the Closing Date, no federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund will have been required by law to have been filed, and no federal and other taxes will be due as of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and will not have any tax liabilities.

(j)

The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and to be eligible to and will intend to compute its federal income tax under Section 852 of the Code for each taxable year.

(k)

All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by PIMCO ETF Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by PIMCO ETF Trust, on behalf of the Acquiring Fund.

(l)

The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of PIMCO ETF Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of PIMCO ETF Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)

The Information Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, PIMCO ETF Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

PIMCO ETF Trust, on behalf of the Acquiring Fund, and PIMCO Funds, on behalf of the Acquired Fund, hereby further covenant as follows:

5.1.

The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund is not currently operational.

5.2.

The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.	The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.

Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.

PIMCO ETF Trust, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.6.

Each of the Acquiring Fund and the Acquired Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7.

PIMCO Funds, on behalf of the Acquired Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as PIMCO ETF Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) PIMCO Funds’, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) PIMCO ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Transferred Assets and otherwise to carry out the intent and purpose of this Agreement.

5.8.

The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.9.

The Acquiring Fund shall not change its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of PIMCO Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the election of PIMCO Funds, to the performance by PIMCO ETF Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.

All representations and warranties of PIMCO ETF Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.

PIMCO ETF Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by PIMCO ETF Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3.

PIMCO ETF Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as PIMCO Funds, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) PIMCO Funds, on behalf of the Acquired Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) PIMCO ETF Trust’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4.

PIMCO ETF Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of PIMCO ETF Trust, in a form reasonably satisfactory to PIMCO Funds, on behalf of the Acquired Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as PIMCO Funds shall reasonably request.

6.5.

The Acquired Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of PIMCO ETF Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of PIMCO Funds, to the performance by PIMCO Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1.

All representations and warranties of PIMCO Funds, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.

PIMCO Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by PIMCO Funds, on behalf of the Acquired Fund, on or before the Closing Date.

7.3.

PIMCO Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of PIMCO Funds, on behalf of the Acquired Fund. PIMCO Funds shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as PIMCO ETF Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) PIMCO Funds’, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) PIMCO ETF Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Transferred Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4.

PIMCO Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by the President or Vice President and the Treasurer or Assistant Treasurer of PIMCO Funds, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as PIMCO ETF Trust, on behalf of the Acquiring Fund, shall reasonably request.

7.5.

The Acquired Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to PIMCO Funds, on behalf of the Acquired Fund, or PIMCO ETF Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1.

This Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of PIMCO Funds, on behalf of the Acquired Fund, and Board of Trustees of PIMCO ETF Trust, on behalf of the Acquiring Fund, in accordance with the provisions of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws of PIMCO Funds for the Acquired Fund and the Amended and Restated Declaration of Trust and Amended and Restated By-Laws of PIMCO ETF Trust for the Acquired Fund, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither PIMCO Funds nor PIMCO ETF Trust may waive the condition set forth in this paragraph 8.1.

8.2.

On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of either of PIMCO ETF Trust or PIMCO Funds, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by PIMCO ETF Trust and PIMCO Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4.

The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	With respect to the Reorganization, the Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP, substantially to the effect that for U.S. federal income tax purposes:

(a)

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and Acquired Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Transferred Assets of the Acquired Fund solely in exchange for the assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares;

(c)

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Transferred Assets of the Acquired Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

(d)

Under Section 354 of the Code, no gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares solely for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(e)

Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(f)	Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization;

(g)

Under Section 362(b) of the Code, the tax basis of the Transferred Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Transferred Assets to the Acquired Fund immediately prior to the Reorganization;

(h)

Under Section 1223(2) of the Code, the holding period of the Transferred Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those Transferred Assets were held by the Acquired Fund; and

(i)

The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Acquired Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither PIMCO ETF Trust nor PIMCO Funds may waive the conditions set forth in this paragraph 8.5.

8.6.

The Assets of the Acquired Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Amended and Restated Declaration of Trust and Amended and Restated By-Laws or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.	INDEMNIFICATION

9.1.

The Acquiring Fund, solely out of its Assets (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless PIMCO Funds and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by PIMCO ETF Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2.

The Acquired Fund, solely out of its Assets (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless PIMCO ETF Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by PIMCO Funds or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND BROKERAGE EXPENSES; REORGANIZATION COSTS

10.1.

PIMCO ETF Trust, on behalf of the Acquiring Fund, and PIMCO Funds, on behalf of the Acquired Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.

PIMCO will pay for the costs incurred by the Funds associated with the Reorganization (including the legal costs associated with the Reorganization). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of Assets (including any disposition to raise cash to pay redemption proceeds) will not be covered by PIMCO. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.

Each of PIMCO ETF Trust, on behalf of the Acquiring Fund, and PIMCO Funds, on behalf of the Acquired Fund, agrees that it has not made any representation, warranty nor covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of PIMCO ETF Trust with respect to the Acquiring Fund or Board of Trustees of PIMCO Funds with respect to the Acquired Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of PIMCO ETF Trust and PIMCO Funds.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

Attention: [ ]

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, California 92660

Attention: [ ]

With copies (which shall not constitute notice) to:

Dechert LLP

1900 K Street NW

Washington, DC 20006

Attention: Adam T. Teufel

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

PIMCO Funds, on behalf of Acquired Fund	PIMCO ETF Trust, on behalf of Acquiring Fund

By:	By:

Name:	Name:

Title:	Title:

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

Pacific Investment Management Company LLC

By:

Name:

Title:

Schedule 4.1

Disclosure Form – PIMCO Funds

Schedule 4.2

Disclosure Form – PIMCO ETF Trust

EXHIBIT B

COMPARISON OF GOVERNING DOCUMENTS

Policy	PIMCO Funds	PIMCO ETF Trust
Shareholder Liability	No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Declaration of Trust also provides that the Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The Declaration of Trust further provides that the rights accruing to a Shareholder shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided therein.	Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a participation or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any Shareholders, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

Voting Rights	The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to termination of the Trust as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (v) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-Laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or, if a Series or Class would not, in the sole judgment of the Trustees, be materially affected by a proposal, no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders’ votes and meetings and related matters.

(a) The Shareholders shall have power to vote only with respect to: (i) the election or removal of Trustees as provided in Article IV hereof; and (ii) such additional matters relating to the Trust as may be required by applicable law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency), or as the Trustees may consider necessary or desirable.

(b) As to each matter on which a Shareholder is entitled to vote, such Shareholder shall be entitled to one vote for each whole Share (as of the Record Date applicable to the meeting or written consent pursuant to which the vote of Shareholders is being sought or obtained) and a proportionate fractional vote with respect to the fractional Shares, if any. All references in this Declaration of Trust or the By-Laws to a vote of, or the holders of, a majority, percentage or other proportion of Outstanding Shares shall mean a vote of, or the holders of, such majority, percentage or other proportion of the votes to which such Shares entitle their holder(s).

(c) Notwithstanding any other provision of this Declaration of Trust, on any matters submitted to a vote of the Shareholders, all Outstanding Shares of the Trust then-entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, Shares shall be voted by individual Series; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.

(d) There shall be no cumulative voting in the election of Trustees.

(e) Shares may be voted in person or by proxy. A proxy may be given in writing. The By-Laws may provide that proxies may also, or may instead, be given by an electronic or telecommunications device or in any other manner.

(f) Notwithstanding anything else contained herein or in the By-Laws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or Classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only by written proxy or in person at a meeting.

(g) Until Shares of a Class or Series are issued, the Trustees may exercise all rights of Shareholders of that Class or Series and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders with respect to that Class or Series. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

(h) Meetings of the Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-Laws.

Shareholder Quorum	The holders of a majority of outstanding shares present, in person or by proxy, constitutes a quorum at any meeting of the shareholders.	Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, one-third (33-1/3%) of the Outstanding Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more Series (or Classes) is to vote separately from any other Series (or Classes) of Shares, one-third (33-1/3%) of the Outstanding Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholders’ meeting of that Series (or Class). Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the Outstanding Shares voted shall decide any questions, except that Trustees shall be elected by the affirmative vote of a plurality of the votes cast at such a meeting; provided that, where any provision of law or of this Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Outstanding Shares of that Series (or Class) voted on the matter shall decide that matter insofar as that Series (or Class) is concerned.

Trustee Power to Amend Organizational Document

1. This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

2. No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

3. A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

a) Except as specifically provided in this Section 5, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote on: (i) any amendment that would affect their right to vote granted in Article V, Section 1 hereof; (ii) any amendment to this Section 5 of Article VIII; (iii) any amendment that may require their vote under applicable law or by the Trust’s registration statement, as filed with the Commission; and (iv) any amendment submitted to them for their vote by the Trustees.

(b) Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by a vote of the Shareholders of each Series or Class affected, and no vote shall be required of Shareholders of a Series or Class not affected.

(c) The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

(d) Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII, Section 5 hereof with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 3 hereof or as provided in the By-Laws with respect to any acts or omissions of Persons covered thereby prior to such amendment. Furthermore, neither the Certificate of Trust nor this Declaration of Trust may be amended to reduce the percentage of Trustees necessary to constitute a majority of Trustees or to eliminate the requirement for approval of a majority of Trustees as to any matter without the approval of a majority of Trustees.

Except as otherwise provided by applicable law or by the Declaration of Trust, these By-Laws may be restated, amended, supplemented or repealed by a majority vote of the Trustees then in office, provided that no restatement, amendment, supplement or repeal hereof shall limit the rights to indemnification or insurance provided in Article VII hereof with respect to any acts or omissions of Trustees, officers or

Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

These By-Laws, or any of them, may be altered, amended or repealed, or new By-Laws may be adopted by vote of a majority of (a) the Shares outstanding and entitled to vote or (b) the Trustees, provided, however, that no By-Law may be amended, adopted or repealed by the Trustees if such amendment, adoption or repeal requires, pursuant to law, the Declaration or these By-Laws, a vote of the Shareholders.

agents (as defined in Article VII) of the Trust prior to such amendment.

Termination of Series of Trust

1. The Trust or any Series of the Trust may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the Shares of the Trust or Series outstanding and entitled to vote at any meeting of Shareholders. Upon the termination of the Trust or any Series,

(a) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(b) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

(c) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, among the Shareholders of the Trust or Series according to their respective rights.

(a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by vote of a majority of the Outstanding Shares of each Series entitled to vote or by the Trustees by written notice to the Shareholders. Any Series or Class thereof may be dissolved at any time by vote of a majority of the Outstanding Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

(b) Upon the requisite Shareholder vote or action by the Trustees to dissolve the Trust or to dissolve any one or more Series or any Class thereof, after paying or otherwise providing for all charges, taxes, expenses, and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or any Class thereof as may be determined by the Trustees and as required by the Delaware Act, the Trust shall in accordance with such procedures as the Trustees may consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

(c) Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Certificate of Trust to be filed in accordance with the Delaware Act, which Certificate of Cancellation may be signed by any one Trustee.

Merger, Consolidation or Transfer of Assets	The Trust or any Series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series or class, including its good will, upon such terms and conditions and for such consideration when and as authorized by an instrument in writing signed by a majority of the Trustees.

(a) Notwithstanding anything else herein, the Trustees may, without Shareholder approval, unless such approval is required by applicable law: (i) cause the Trust, or any one or more Series or Classes, to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause the Trust, or any one or more Series or Classes, to sell the assets thereby in exchange for beneficial interests of another management investment company; (iii) cause the Trust, or any one or more of its Series, to cease listing its Shares on a securities exchange and to cease operating as an “exchange-traded” open-end management investment company, in reliance on certain exemptions under the 1940 Act; (iv) cause the Trust, or any one or more of its Series, to modify its investment objective and/or strategy, including with respect to the Trust’s (or Series’) objective and/or strategy with respect to seeking to provide an investment return that corresponds to a securities or investment index, as applicable; (v) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (vi) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction.

(b) Any agreement of merger or consolidation or exchange or certificate of merger may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(c) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this

Section 4 may effect any amendment to the governing instrument of the Trust or effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting trust in the merger or consolidation. (d) The Trustees may create one or more statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly-created trust or trusts or any series of classes thereof.

(e) The approval of the Trustees shall be sufficient to cause the Trust, or any Series thereof, to sell and convey all or substantially all of the assets of the Trust or any affected Series to another Series of the Trust or to another entity to the extent permitted under the 1940 Act, for adequate consideration, which may include the assumption of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares or interests in such other Series of the Trust or other entity or series thereof.

STATEMENT OF ADDITIONAL INFORMATION

Dated July 10, 2024

Registration Statement on Form N-14 Filed by:

PIMCO ETF TRUST

650 Newport Center Drive

Newport Beach, California 92660

Acquired Fund	Acquiring Fund
PIMCO Mortgage-Backed Securities Fund (a series of PIMCO Funds)	PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund (a series of PIMCO ETF Trust)

This Statement of Additional Information (the “SAI”) is being furnished to shareholders of the PIMCO Mortgage-Backed Securities Fund (the “Acquired Fund”), a series of PIMCO Funds, a Massachusetts business trust, in connection with the acquisition of assets of the Acquired Fund by PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund (the “Acquiring Fund”), a newly created series of PIMCO ETF Trust (the “Trust”) as described in the Combined Information Statement/Prospectus (the “Conversion”). The Acquired Fund and the Acquiring Fund are collectively referred to as the “Funds” and each, a “Fund.”

This SAI is not a prospectus, and should be read in conjunction with the Combined Information Statement/Prospectus, dated July 10, 2024, relating to the Conversion. The Combined Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to PIMCO Funds, 650 Newport Center Drive, Newport Beach, CA 92660.

Contents of the SAI

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein (is legally considered to be part of this SAI):

•

The Statement of Additional Information of PIMCO Funds dated July 31, 2023, as supplemented, with respect to the Acquired Fund, incorporated by reference to Post-Effective Amendment No. 351 to PIMCO Funds’ registration statement on Form N-1A (File Nos. 003-12113 and 811-05028) (Accession No. 0001193125-23-197914) as filed with the SEC on July 31, 2023. The Statement of Additional Information includes information about other funds of PIMCO Funds that is not relevant to the Conversion. Please disregard that information.

•

The Statement of Additional Information of the Trust dated June 4, 2024, with respect to the Acquiring Fund, incorporated by reference to Post-Effective Amendment No. 489 to the Trust’s registration statement on Form N-1A (File Nos. 333-155395 and 811-22250) (Accession No. 0001193125-24-154249) as filed with the SEC on June 4, 2024.

•

The audited financial statements for the fiscal year ended March 31, 2024, including the financial highlights, for the Acquired Fund in the Acquired Fund’s Annual Report to shareholders, incorporated by reference to PIMCO Funds’ Form N-CSR (File No. 811-05028) (Accession No. 0001193125-24-153287) as filed with the SEC on June 4, 2024. The Annual Report to shareholders includes information about other funds of PIMCO Funds that is not relevant to the Conversion. Please disregard that information.

•

The unaudited financial statements for the fiscal period ended September 30, 2023, including the financial highlights, for the Acquired Fund in the Acquired Fund’s Semi-Annual Report to shareholders, incorporated by reference to PIMCO Funds’ Form N-CSR (File No. 811-05028) (Accession No. 0001193125-23-286423) as filed with the SEC on December 1, 2023. The Semi-Annual Report to shareholders includes information about other funds of PIMCO Funds that is not relevant to the Conversion. Please disregard that information.

Because the Acquiring Fund was newly created for the purposes of the Conversion, the Acquiring Fund has not published annual or semi-annual shareholder reports. The Acquiring Fund is a newly created shell series of the

Trust with no assets or liabilities that will commence operations upon consummation of the Conversion and continue the operations of the Acquired Fund. The Acquired Fund shall be the accounting and performance survivor in the Conversion, and the Acquiring Fund, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the Acquired Fund.

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Conversion, are included in the “Comparison of Fees” section in the Combined Information Statement/Prospectus. The Conversion will not result in a material change to the Acquired Fund’s investment portfolio due to the investment objective and restrictions of the Acquired Fund being identical to the Acquiring Fund, and the strategies of the Acquired Fund being substantially similar to the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Acquired Fund as compared to those of the Acquiring Fund.